UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05447

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2026

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

ANNUAL SHAREHOLDER REPORT
Disciplined Core Equity Fund

Investor Class (BEQGX)	June 30, 2026

This annual shareholder report contains important information about Disciplined Core Equity Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$74	0.66%

What were the key factors that affected the fund’s performance?
Disciplined Core Equity Fund Investor Class returned 23.26% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth by investing in common stocks. The commentary below refers to the fund's performance compared to the S&P 500 Index.
•	The health care sector was a positive contributor to relative performance, driven by strong security selection. Positioning in the health care equipment and supplies and pharmaceuticals industries contributed most to relative results. Pharmaceutical giants Merck & Co. and Johnson & Johnson were the sector's main sources of strength.
•	The financials sector also benefited from positive security selection. The capital markets and banking industries were the strongest contributors to the sector's positive result. Multinational bank Citigroup was the leading source of the strength.
•	The information technology sector was a detractor from relative performance, driven by weak security selection. An overweight allocation and stock choices meant software stocks detracted most at the industry level. A lack of exposure to Intel, a designer and manufacturer of semiconductors and computing hardware, was the number one overall detractor regardless of sector.
•	The consumer staples sector detracted from relative performance, with an overweight allocation being the primary driver. The consumer staples distribution and retail industry hurt relative results the most. Kroger, a large retail grocery chain operating supermarkets and multi-department stores across the U.S., was a notable detractor.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
Investor Class	23.26%	10.95%	13.43%
S&P 500	22.32%	13.41%	15.51%

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,911,687,395
Management Fees (dollars paid during the reporting period)	$11,671,105
Portfolio Turnover Rate	97%
Total Number of Portfolio Holdings	182

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.4%	Semiconductors and Semiconductor Equipment	19%
Short-Term Investments	0.4%	Technology Hardware, Storage and Peripherals	10%
Other Assets and Liabilities	0.2%	Interactive Media and Services	8%
		Banks	7%
		Software	6%

Fund Changes
Effective March 10, 2026, Equity Growth Fund was renamed as Disciplined Core Equity Fund.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M600

ANNUAL SHAREHOLDER REPORT
Disciplined Core Equity Fund

I Class (AMEIX)	June 30, 2026

This annual shareholder report contains important information about Disciplined Core Equity Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I Class	$51	0.46%

What were the key factors that affected the fund’s performance?
Disciplined Core Equity Fund I Class returned 23.52% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth by investing in common stocks. The commentary below refers to the fund's performance compared to the S&P 500 Index.
•	The health care sector was a positive contributor to relative performance, driven by strong security selection. Positioning in the health care equipment and supplies and pharmaceuticals industries contributed most to relative results. Pharmaceutical giants Merck & Co. and Johnson & Johnson were the sector's main sources of strength.
•	The financials sector also benefited from positive security selection. The capital markets and banking industries were the strongest contributors to the sector's positive result. Multinational bank Citigroup was the leading source of the strength.
•	The information technology sector was a detractor from relative performance, driven by weak security selection. An overweight allocation and stock choices meant software stocks detracted most at the industry level. A lack of exposure to Intel, a designer and manufacturer of semiconductors and computing hardware, was the number one overall detractor regardless of sector.
•	The consumer staples sector detracted from relative performance, with an overweight allocation being the primary driver. The consumer staples distribution and retail industry hurt relative results the most. Kroger, a large retail grocery chain operating supermarkets and multi-department stores across the U.S., was a notable detractor.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
I Class	23.52%	11.17%	13.65%
S&P 500	22.32%	13.41%	15.51%

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,911,687,395
Management Fees (dollars paid during the reporting period)	$11,671,105
Portfolio Turnover Rate	97%
Total Number of Portfolio Holdings	182

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.4%	Semiconductors and Semiconductor Equipment	19%
Short-Term Investments	0.4%	Technology Hardware, Storage and Peripherals	10%
Other Assets and Liabilities	0.2%	Interactive Media and Services	8%
		Banks	7%
		Software	6%

Fund Changes
Effective March 10, 2026, Equity Growth Fund was renamed as Disciplined Core Equity Fund.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M808

ANNUAL SHAREHOLDER REPORT
Disciplined Core Equity Fund

A Class (BEQAX)	June 30, 2026

This annual shareholder report contains important information about Disciplined Core Equity Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A Class	$101	0.91%

What were the key factors that affected the fund’s performance?
Disciplined Core Equity Fund A Class returned 22.93% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth by investing in common stocks. The commentary below refers to the fund's performance compared to the S&P 500 Index.
•	The health care sector was a positive contributor to relative performance, driven by strong security selection. Positioning in the health care equipment and supplies and pharmaceuticals industries contributed most to relative results. Pharmaceutical giants Merck & Co. and Johnson & Johnson were the sector's main sources of strength.
•	The financials sector also benefited from positive security selection. The capital markets and banking industries were the strongest contributors to the sector's positive result. Multinational bank Citigroup was the leading source of the strength.
•	The information technology sector was a detractor from relative performance, driven by weak security selection. An overweight allocation and stock choices meant software stocks detracted most at the industry level. A lack of exposure to Intel, a designer and manufacturer of semiconductors and computing hardware, was the number one overall detractor regardless of sector.
•	The consumer staples sector detracted from relative performance, with an overweight allocation being the primary driver. The consumer staples distribution and retail industry hurt relative results the most. Kroger, a large retail grocery chain operating supermarkets and multi-department stores across the U.S., was a notable detractor.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026
The initial investment is adjusted to reflect the maximum initial sales charge.

Average Annual Total Returns
	1 Year	5 Year	10 Year
A Class	22.93%	10.67%	13.14%
A Class - with sales charge	15.86%	9.36%	12.47%
S&P 500	22.32%	13.41%	15.51%

A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum contingent deferred sales charge of 1.00%.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,911,687,395
Management Fees (dollars paid during the reporting period)	$11,671,105
Portfolio Turnover Rate	97%
Total Number of Portfolio Holdings	182

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.4%	Semiconductors and Semiconductor Equipment	19%
Short-Term Investments	0.4%	Technology Hardware, Storage and Peripherals	10%
Other Assets and Liabilities	0.2%	Interactive Media and Services	8%
		Banks	7%
		Software	6%

Fund Changes
Effective March 10, 2026, Equity Growth Fund was renamed as Disciplined Core Equity Fund.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M709

ANNUAL SHAREHOLDER REPORT
Disciplined Core Equity Fund

C Class (AEYCX)	June 30, 2026

This annual shareholder report contains important information about Disciplined Core Equity Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C Class	$184	1.66%

What were the key factors that affected the fund’s performance?
Disciplined Core Equity Fund C Class returned 22.04% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth by investing in common stocks. The commentary below refers to the fund's performance compared to the S&P 500 Index.
•	The health care sector was a positive contributor to relative performance, driven by strong security selection. Positioning in the health care equipment and supplies and pharmaceuticals industries contributed most to relative results. Pharmaceutical giants Merck & Co. and Johnson & Johnson were the sector's main sources of strength.
•	The financials sector also benefited from positive security selection. The capital markets and banking industries were the strongest contributors to the sector's positive result. Multinational bank Citigroup was the leading source of the strength.
•	The information technology sector was a detractor from relative performance, driven by weak security selection. An overweight allocation and stock choices meant software stocks detracted most at the industry level. A lack of exposure to Intel, a designer and manufacturer of semiconductors and computing hardware, was the number one overall detractor regardless of sector.
•	The consumer staples sector detracted from relative performance, with an overweight allocation being the primary driver. The consumer staples distribution and retail industry hurt relative results the most. Kroger, a large retail grocery chain operating supermarkets and multi-department stores across the U.S., was a notable detractor.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
C Class	22.04%	9.84%	12.30%
S&P 500	22.32%	13.41%	15.51%

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,911,687,395
Management Fees (dollars paid during the reporting period)	$11,671,105
Portfolio Turnover Rate	97%
Total Number of Portfolio Holdings	182

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.4%	Semiconductors and Semiconductor Equipment	19%
Short-Term Investments	0.4%	Technology Hardware, Storage and Peripherals	10%
Other Assets and Liabilities	0.2%	Interactive Media and Services	8%
		Banks	7%
		Software	6%

Fund Changes
Effective March 10, 2026, Equity Growth Fund was renamed as Disciplined Core Equity Fund.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M790

ANNUAL SHAREHOLDER REPORT
Disciplined Core Equity Fund

R Class (AEYRX)	June 30, 2026

This annual shareholder report contains important information about Disciplined Core Equity Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R Class	$129	1.16%

What were the key factors that affected the fund’s performance?
Disciplined Core Equity Fund R Class returned 22.63% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth by investing in common stocks. The commentary below refers to the fund's performance compared to the S&P 500 Index.
•	The health care sector was a positive contributor to relative performance, driven by strong security selection. Positioning in the health care equipment and supplies and pharmaceuticals industries contributed most to relative results. Pharmaceutical giants Merck & Co. and Johnson & Johnson were the sector's main sources of strength.
•	The financials sector also benefited from positive security selection. The capital markets and banking industries were the strongest contributors to the sector's positive result. Multinational bank Citigroup was the leading source of the strength.
•	The information technology sector was a detractor from relative performance, driven by weak security selection. An overweight allocation and stock choices meant software stocks detracted most at the industry level. A lack of exposure to Intel, a designer and manufacturer of semiconductors and computing hardware, was the number one overall detractor regardless of sector.
•	The consumer staples sector detracted from relative performance, with an overweight allocation being the primary driver. The consumer staples distribution and retail industry hurt relative results the most. Kroger, a large retail grocery chain operating supermarkets and multi-department stores across the U.S., was a notable detractor.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
R Class	22.63%	10.39%	12.86%
S&P 500	22.32%	13.41%	15.51%

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,911,687,395
Management Fees (dollars paid during the reporting period)	$11,671,105
Portfolio Turnover Rate	97%
Total Number of Portfolio Holdings	182

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.4%	Semiconductors and Semiconductor Equipment	19%
Short-Term Investments	0.4%	Technology Hardware, Storage and Peripherals	10%
Other Assets and Liabilities	0.2%	Interactive Media and Services	8%
		Banks	7%
		Software	6%

Fund Changes
Effective March 10, 2026, Equity Growth Fund was renamed as Disciplined Core Equity Fund.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M766

ANNUAL SHAREHOLDER REPORT
Disciplined Core Equity Fund

R5 Class (AEYGX)	June 30, 2026

This annual shareholder report contains important information about Disciplined Core Equity Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R5 Class	$51	0.46%

What were the key factors that affected the fund’s performance?
Disciplined Core Equity Fund R5 Class returned 23.51% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth by investing in common stocks. The commentary below refers to the fund's performance compared to the S&P 500 Index.
•	The health care sector was a positive contributor to relative performance, driven by strong security selection. Positioning in the health care equipment and supplies and pharmaceuticals industries contributed most to relative results. Pharmaceutical giants Merck & Co. and Johnson & Johnson were the sector's main sources of strength.
•	The financials sector also benefited from positive security selection. The capital markets and banking industries were the strongest contributors to the sector's positive result. Multinational bank Citigroup was the leading source of the strength.
•	The information technology sector was a detractor from relative performance, driven by weak security selection. An overweight allocation and stock choices meant software stocks detracted most at the industry level. A lack of exposure to Intel, a designer and manufacturer of semiconductors and computing hardware, was the number one overall detractor regardless of sector.
•	The consumer staples sector detracted from relative performance, with an overweight allocation being the primary driver. The consumer staples distribution and retail industry hurt relative results the most. Kroger, a large retail grocery chain operating supermarkets and multi-department stores across the U.S., was a notable detractor.

Cumulative Performance (based on an initial $10,000 investment)
April 10, 2017 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	Since Inception	Inception Date
R5 Class	23.51%	11.16%	13.12%	4/10/17
S&P 500	22.32%	13.41%	15.24%	—

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,911,687,395
Management Fees (dollars paid during the reporting period)	$11,671,105
Portfolio Turnover Rate	97%
Total Number of Portfolio Holdings	182

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.4%	Semiconductors and Semiconductor Equipment	19%
Short-Term Investments	0.4%	Technology Hardware, Storage and Peripherals	10%
Other Assets and Liabilities	0.2%	Interactive Media and Services	8%
		Banks	7%
		Software	6%

Fund Changes
Effective March 10, 2026, Equity Growth Fund was renamed as Disciplined Core Equity Fund.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2508G867

ANNUAL SHAREHOLDER REPORT
Disciplined Growth Fund

Investor Class (ADSIX)	June 30, 2026

This annual shareholder report contains important information about Disciplined Growth Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$99	0.92%

What were the key factors that affected the fund’s performance?
Disciplined Growth Fund Investor Class returned 15.38% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth. The commentary below refers to the fund's performance compared to the Russell 1000 Growth Index.
•	Within the industrials sector, stock picks were negative, weighing on the sector's overall contribution. Positioning in the aerospace and defense industry detracted most. An underweight to GE Vernova, a provider of power generation and energy technology equipment and services, was a top relative detractor.
•	Within the communication services sector, stock choices drove the sector's detraction. The interactive media and services industry was the primary source of weakness within the sector. Global music, podcast and audio streaming service Spotify Technology was a leading relative detractor.
•	Within health care, selection and allocation decisions were positive, supporting the sector's favorable contribution. The health care equipment and supplies industry was the strongest contributor. A lack of exposure to Intuitive Surgical, a company that develops robotic-assisted surgical systems, was among the leading contributors to relative performance.
•	Within financials, security selection was positive, underpinning the sector's overall contribution. An underweight allocation and stock choices made the capital markets industry the top contributor within the sector. It benefited from relative results to avoid several poor performers in the industry.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
Investor Class	15.38%	11.91%	15.72%
Regulatory Index
Russell 1000	22.01%	12.66%	15.29%
Performance Index
Russell 1000 Growth	17.71%	13.71%	18.58%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$451,584,640
Management Fees (dollars paid during the reporting period)	$4,071,830
Portfolio Turnover Rate	76%
Total Number of Portfolio Holdings	139

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.5%	Semiconductors and Semiconductor Equipment	26%
Short-Term Investments	0.2%	Technology Hardware, Storage and Peripherals	12%
Other Assets and Liabilities	0.3%	Software	12%
		Interactive Media and Services	10%
		Electrical Equipment	5%

Fund Changes
Effective August 1, 2026, the fund's 0.09% management fee waiver was discontinued and replaced with a permanent 0.09% reduction in the fund's management fee.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M675

ANNUAL SHAREHOLDER REPORT
Disciplined Growth Fund

I Class (ADCIX)	June 30, 2026

This annual shareholder report contains important information about Disciplined Growth Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I Class	$78	0.72%

What were the key factors that affected the fund’s performance?
Disciplined Growth Fund I Class returned 15.60% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth. The commentary below refers to the fund's performance compared to the Russell 1000 Growth Index.
•	Within the industrials sector, stock picks were negative, weighing on the sector's overall contribution. Positioning in the aerospace and defense industry detracted most. An underweight to GE Vernova, a provider of power generation and energy technology equipment and services, was a top relative detractor.
•	Within the communication services sector, stock choices drove the sector's detraction. The interactive media and services industry was the primary source of weakness within the sector. Global music, podcast and audio streaming service Spotify Technology was a leading relative detractor.
•	Within health care, selection and allocation decisions were positive, supporting the sector's favorable contribution. The health care equipment and supplies industry was the strongest contributor. A lack of exposure to Intuitive Surgical, a company that develops robotic-assisted surgical systems, was among the leading contributors to relative performance.
•	Within financials, security selection was positive, underpinning the sector's overall contribution. An underweight allocation and stock choices made the capital markets industry the top contributor within the sector. It benefited from relative results to avoid several poor performers in the industry.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
I Class	15.60%	12.13%	15.96%
Regulatory Index
Russell 1000	22.01%	12.66%	15.29%
Performance Index
Russell 1000 Growth	17.71%	13.71%	18.58%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$451,584,640
Management Fees (dollars paid during the reporting period)	$4,071,830
Portfolio Turnover Rate	76%
Total Number of Portfolio Holdings	139

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.5%	Semiconductors and Semiconductor Equipment	26%
Short-Term Investments	0.2%	Technology Hardware, Storage and Peripherals	12%
Other Assets and Liabilities	0.3%	Software	12%
		Interactive Media and Services	10%
		Electrical Equipment	5%

Fund Changes
Effective August 1, 2026, the fund's 0.09% management fee waiver was discontinued and replaced with a permanent 0.09% reduction in the fund's management fee.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M667

ANNUAL SHAREHOLDER REPORT
Disciplined Growth Fund

Y Class (ADCYX)	June 30, 2026

This annual shareholder report contains important information about Disciplined Growth Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Y Class	$72	0.67%

What were the key factors that affected the fund’s performance?
Disciplined Growth Fund Y Class returned 15.65% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth. The commentary below refers to the fund's performance compared to the Russell 1000 Growth Index.
•	Within the industrials sector, stock picks were negative, weighing on the sector's overall contribution. Positioning in the aerospace and defense industry detracted most. An underweight to GE Vernova, a provider of power generation and energy technology equipment and services, was a top relative detractor.
•	Within the communication services sector, stock choices drove the sector's detraction. The interactive media and services industry was the primary source of weakness within the sector. Global music, podcast and audio streaming service Spotify Technology was a leading relative detractor.
•	Within health care, selection and allocation decisions were positive, supporting the sector's favorable contribution. The health care equipment and supplies industry was the strongest contributor. A lack of exposure to Intuitive Surgical, a company that develops robotic-assisted surgical systems, was among the leading contributors to relative performance.
•	Within financials, security selection was positive, underpinning the sector's overall contribution. An underweight allocation and stock choices made the capital markets industry the top contributor within the sector. It benefited from relative results to avoid several poor performers in the industry.

Cumulative Performance (based on an initial $10,000 investment)
April 10, 2017 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	Since Inception	Inception Date
Y Class	15.65%	12.19%	15.42%	4/10/17
Regulatory Index
Russell 1000	22.01%	12.66%	15.00%	—
Performance Index
Russell 1000 Growth	17.71%	13.71%	18.50%	—

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$451,584,640
Management Fees (dollars paid during the reporting period)	$4,071,830
Portfolio Turnover Rate	76%
Total Number of Portfolio Holdings	139

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.5%	Semiconductors and Semiconductor Equipment	26%
Short-Term Investments	0.2%	Technology Hardware, Storage and Peripherals	12%
Other Assets and Liabilities	0.3%	Software	12%
		Interactive Media and Services	10%
		Electrical Equipment	5%

Fund Changes
Effective August 1, 2026, the fund's 0.09% management fee waiver was discontinued and replaced with a permanent 0.09% reduction in the fund's management fee.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2508G875

ANNUAL SHAREHOLDER REPORT
Disciplined Growth Fund

A Class (ADCVX)	June 30, 2026

This annual shareholder report contains important information about Disciplined Growth Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A Class	$126	1.17%

What were the key factors that affected the fund’s performance?
Disciplined Growth Fund A Class returned 15.09% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth. The commentary below refers to the fund's performance compared to the Russell 1000 Growth Index.
•	Within the industrials sector, stock picks were negative, weighing on the sector's overall contribution. Positioning in the aerospace and defense industry detracted most. An underweight to GE Vernova, a provider of power generation and energy technology equipment and services, was a top relative detractor.
•	Within the communication services sector, stock choices drove the sector's detraction. The interactive media and services industry was the primary source of weakness within the sector. Global music, podcast and audio streaming service Spotify Technology was a leading relative detractor.
•	Within health care, selection and allocation decisions were positive, supporting the sector's favorable contribution. The health care equipment and supplies industry was the strongest contributor. A lack of exposure to Intuitive Surgical, a company that develops robotic-assisted surgical systems, was among the leading contributors to relative performance.
•	Within financials, security selection was positive, underpinning the sector's overall contribution. An underweight allocation and stock choices made the capital markets industry the top contributor within the sector. It benefited from relative results to avoid several poor performers in the industry.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026
The initial investment is adjusted to reflect the maximum initial sales charge.

Average Annual Total Returns
	1 Year	5 Year	10 Year
A Class	15.09%	11.63%	15.44%
A Class - with sales charge	8.48%	10.32%	14.75%
Regulatory Index
Russell 1000	22.01%	12.66%	15.29%
Performance Index
Russell 1000 Growth	17.71%	13.71%	18.58%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.
A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum contingent deferred sales charge of 1.00%.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$451,584,640
Management Fees (dollars paid during the reporting period)	$4,071,830
Portfolio Turnover Rate	76%
Total Number of Portfolio Holdings	139

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.5%	Semiconductors and Semiconductor Equipment	26%
Short-Term Investments	0.2%	Technology Hardware, Storage and Peripherals	12%
Other Assets and Liabilities	0.3%	Software	12%
		Interactive Media and Services	10%
		Electrical Equipment	5%

Fund Changes
Effective August 1, 2026, the fund's 0.09% management fee waiver was discontinued and replaced with a permanent 0.09% reduction in the fund's management fee.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M642

ANNUAL SHAREHOLDER REPORT
Disciplined Growth Fund

C Class (ADCCX)	June 30, 2026

This annual shareholder report contains important information about Disciplined Growth Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C Class	$206	1.92%

What were the key factors that affected the fund’s performance?
Disciplined Growth Fund C Class returned 14.20% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth. The commentary below refers to the fund's performance compared to the Russell 1000 Growth Index.
•	Within the industrials sector, stock picks were negative, weighing on the sector's overall contribution. Positioning in the aerospace and defense industry detracted most. An underweight to GE Vernova, a provider of power generation and energy technology equipment and services, was a top relative detractor.
•	Within the communication services sector, stock choices drove the sector's detraction. The interactive media and services industry was the primary source of weakness within the sector. Global music, podcast and audio streaming service Spotify Technology was a leading relative detractor.
•	Within health care, selection and allocation decisions were positive, supporting the sector's favorable contribution. The health care equipment and supplies industry was the strongest contributor. A lack of exposure to Intuitive Surgical, a company that develops robotic-assisted surgical systems, was among the leading contributors to relative performance.
•	Within financials, security selection was positive, underpinning the sector's overall contribution. An underweight allocation and stock choices made the capital markets industry the top contributor within the sector. It benefited from relative results to avoid several poor performers in the industry.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
C Class	14.20%	10.80%	14.58%
Regulatory Index
Russell 1000	22.01%	12.66%	15.29%
Performance Index
Russell 1000 Growth	17.71%	13.71%	18.58%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.
C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$451,584,640
Management Fees (dollars paid during the reporting period)	$4,071,830
Portfolio Turnover Rate	76%
Total Number of Portfolio Holdings	139

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.5%	Semiconductors and Semiconductor Equipment	26%
Short-Term Investments	0.2%	Technology Hardware, Storage and Peripherals	12%
Other Assets and Liabilities	0.3%	Software	12%
		Interactive Media and Services	10%
		Electrical Equipment	5%

Fund Changes
Effective August 1, 2026, the fund's 0.09% management fee waiver was discontinued and replaced with a permanent 0.09% reduction in the fund's management fee.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M527

ANNUAL SHAREHOLDER REPORT
Disciplined Growth Fund

R Class (ADRRX)	June 30, 2026

This annual shareholder report contains important information about Disciplined Growth Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R Class	$153	1.42%

What were the key factors that affected the fund’s performance?
Disciplined Growth Fund R Class returned 14.83% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth. The commentary below refers to the fund's performance compared to the Russell 1000 Growth Index.
•	Within the industrials sector, stock picks were negative, weighing on the sector's overall contribution. Positioning in the aerospace and defense industry detracted most. An underweight to GE Vernova, a provider of power generation and energy technology equipment and services, was a top relative detractor.
•	Within the communication services sector, stock choices drove the sector's detraction. The interactive media and services industry was the primary source of weakness within the sector. Global music, podcast and audio streaming service Spotify Technology was a leading relative detractor.
•	Within health care, selection and allocation decisions were positive, supporting the sector's favorable contribution. The health care equipment and supplies industry was the strongest contributor. A lack of exposure to Intuitive Surgical, a company that develops robotic-assisted surgical systems, was among the leading contributors to relative performance.
•	Within financials, security selection was positive, underpinning the sector's overall contribution. An underweight allocation and stock choices made the capital markets industry the top contributor within the sector. It benefited from relative results to avoid several poor performers in the industry.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
R Class	14.83%	11.35%	15.15%
Regulatory Index
Russell 1000	22.01%	12.66%	15.29%
Performance Index
Russell 1000 Growth	17.71%	13.71%	18.58%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$451,584,640
Management Fees (dollars paid during the reporting period)	$4,071,830
Portfolio Turnover Rate	76%
Total Number of Portfolio Holdings	139

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.5%	Semiconductors and Semiconductor Equipment	26%
Short-Term Investments	0.2%	Technology Hardware, Storage and Peripherals	12%
Other Assets and Liabilities	0.3%	Software	12%
		Interactive Media and Services	10%
		Electrical Equipment	5%

Fund Changes
Effective August 1, 2026, the fund's 0.09% management fee waiver was discontinued and replaced with a permanent 0.09% reduction in the fund's management fee.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M659

ANNUAL SHAREHOLDER REPORT
Disciplined Growth Fund

R5 Class (ADGGX)	June 30, 2026

This annual shareholder report contains important information about Disciplined Growth Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R5 Class	$78	0.72%

What were the key factors that affected the fund’s performance?
Disciplined Growth Fund R5 Class returned 15.62% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth. The commentary below refers to the fund's performance compared to the Russell 1000 Growth Index.
•	Within the industrials sector, stock picks were negative, weighing on the sector's overall contribution. Positioning in the aerospace and defense industry detracted most. An underweight to GE Vernova, a provider of power generation and energy technology equipment and services, was a top relative detractor.
•	Within the communication services sector, stock choices drove the sector's detraction. The interactive media and services industry was the primary source of weakness within the sector. Global music, podcast and audio streaming service Spotify Technology was a leading relative detractor.
•	Within health care, selection and allocation decisions were positive, supporting the sector's favorable contribution. The health care equipment and supplies industry was the strongest contributor. A lack of exposure to Intuitive Surgical, a company that develops robotic-assisted surgical systems, was among the leading contributors to relative performance.
•	Within financials, security selection was positive, underpinning the sector's overall contribution. An underweight allocation and stock choices made the capital markets industry the top contributor within the sector. It benefited from relative results to avoid several poor performers in the industry.

Cumulative Performance (based on an initial $10,000 investment)
April 10, 2017 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	Since Inception	Inception Date
R5 Class	15.62%	12.14%	15.36%	4/10/17
Regulatory Index
Russell 1000	22.01%	12.66%	15.00%	—
Performance Index
Russell 1000 Growth	17.71%	13.71%	18.50%	—

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$451,584,640
Management Fees (dollars paid during the reporting period)	$4,071,830
Portfolio Turnover Rate	76%
Total Number of Portfolio Holdings	139

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.5%	Semiconductors and Semiconductor Equipment	26%
Short-Term Investments	0.2%	Technology Hardware, Storage and Peripherals	12%
Other Assets and Liabilities	0.3%	Software	12%
		Interactive Media and Services	10%
		Electrical Equipment	5%

Fund Changes
Effective August 1, 2026, the fund's 0.09% management fee waiver was discontinued and replaced with a permanent 0.09% reduction in the fund's management fee.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2508G883

ANNUAL SHAREHOLDER REPORT
Disciplined Value Fund

Investor Class (BIGRX)	June 30, 2026

This annual shareholder report contains important information about Disciplined Value Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$75	0.66%

What were the key factors that affected the fund’s performance?
Disciplined Value Fund Investor Class returned 27.05% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth by investing in common stocks. Income is a secondary objective. The commentary below refers to the fund's performance compared to the Russell 1000 Value Index.
•	The health care sector was a positive contributor to relative performance, driven primarily by strong stock selection. The pharmaceuticals industry was the leading contributor. Merck & Co., a global pharmaceutical company engaged in the research, development and commercialization of medicines and vaccines, was among the top contributors within the sector.
•	The industrials sector also contributed positively to relative results as a result of stock choices. The machinery industry was the largest contributor. Cummins, a manufacturer of diesel and natural gas engines, filtration systems and power generation products, was a strong contributor within the sector.
•	Stock selection made the information technology sector the most significant detractor from relative performance. The IT services industry was the main source of weakness. An underweight to Intel, a semiconductor company that designs and manufactures processors and related technologies, was a top detractor. Adobe, a software company providing digital media and marketing solutions, also ranked among the top relative detractors.
•	An overweight and stock choices meant the consumer staples sector detracted from performance relative to the index. The consumer staples distribution and retail industry was the key detractor within the sector. Kroger, a large retail grocery chain operating supermarkets and multi-department stores across the U.S., was a top detractor.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
Investor Class	27.05%	8.27%	11.31%
Regulatory Index
Russell 1000	22.01%	12.66%	15.29%
Performance Index
Russell 1000 Value	27.09%	11.17%	11.52%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$2,054,523,712
Management Fees (dollars paid during the reporting period)	$12,279,922
Portfolio Turnover Rate	121%
Total Number of Portfolio Holdings	187

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.5%	Banks	9%
Short-Term Investments	0.4%	Semiconductors and Semiconductor Equipment	7%
Other Assets and Liabilities	0.1%	Pharmaceuticals	6%
		Technology Hardware, Storage and Peripherals	5%
		Consumer Staples Distribution & Retail	5%

Fund Changes
Effective March 10, 2026, Disciplined Core Value Fund was renamed as Disciplined Value Fund.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M303

ANNUAL SHAREHOLDER REPORT
Disciplined Value Fund

I Class (AMGIX)	June 30, 2026

This annual shareholder report contains important information about Disciplined Value Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I Class	$52	0.46%

What were the key factors that affected the fund’s performance?
Disciplined Value Fund I Class returned 27.32% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth by investing in common stocks. Income is a secondary objective. The commentary below refers to the fund's performance compared to the Russell 1000 Value Index.
•	The health care sector was a positive contributor to relative performance, driven primarily by strong stock selection. The pharmaceuticals industry was the leading contributor. Merck & Co., a global pharmaceutical company engaged in the research, development and commercialization of medicines and vaccines, was among the top contributors within the sector.
•	The industrials sector also contributed positively to relative results as a result of stock choices. The machinery industry was the largest contributor. Cummins, a manufacturer of diesel and natural gas engines, filtration systems and power generation products, was a strong contributor within the sector.
•	Stock selection made the information technology sector the most significant detractor from relative performance. The IT services industry was the main source of weakness. An underweight to Intel, a semiconductor company that designs and manufactures processors and related technologies, was a top detractor. Adobe, a software company providing digital media and marketing solutions, also ranked among the top relative detractors.
•	An overweight and stock choices meant the consumer staples sector detracted from performance relative to the index. The consumer staples distribution and retail industry was the key detractor within the sector. Kroger, a large retail grocery chain operating supermarkets and multi-department stores across the U.S., was a top detractor.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
I Class	27.32%	8.48%	11.53%
Regulatory Index
Russell 1000	22.01%	12.66%	15.29%
Performance Index
Russell 1000 Value	27.09%	11.17%	11.52%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$2,054,523,712
Management Fees (dollars paid during the reporting period)	$12,279,922
Portfolio Turnover Rate	121%
Total Number of Portfolio Holdings	187

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.5%	Banks	9%
Short-Term Investments	0.4%	Semiconductors and Semiconductor Equipment	7%
Other Assets and Liabilities	0.1%	Pharmaceuticals	6%
		Technology Hardware, Storage and Peripherals	5%
		Consumer Staples Distribution & Retail	5%

Fund Changes
Effective March 10, 2026, Disciplined Core Value Fund was renamed as Disciplined Value Fund.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M501

ANNUAL SHAREHOLDER REPORT
Disciplined Value Fund

A Class (AMADX)	June 30, 2026

This annual shareholder report contains important information about Disciplined Value Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A Class	$103	0.91%

What were the key factors that affected the fund’s performance?
Disciplined Value Fund A Class returned 26.74% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth by investing in common stocks. Income is a secondary objective. The commentary below refers to the fund's performance compared to the Russell 1000 Value Index.
•	The health care sector was a positive contributor to relative performance, driven primarily by strong stock selection. The pharmaceuticals industry was the leading contributor. Merck & Co., a global pharmaceutical company engaged in the research, development and commercialization of medicines and vaccines, was among the top contributors within the sector.
•	The industrials sector also contributed positively to relative results as a result of stock choices. The machinery industry was the largest contributor. Cummins, a manufacturer of diesel and natural gas engines, filtration systems and power generation products, was a strong contributor within the sector.
•	Stock selection made the information technology sector the most significant detractor from relative performance. The IT services industry was the main source of weakness. An underweight to Intel, a semiconductor company that designs and manufactures processors and related technologies, was a top detractor. Adobe, a software company providing digital media and marketing solutions, also ranked among the top relative detractors.
•	An overweight and stock choices meant the consumer staples sector detracted from performance relative to the index. The consumer staples distribution and retail industry was the key detractor within the sector. Kroger, a large retail grocery chain operating supermarkets and multi-department stores across the U.S., was a top detractor.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026
The initial investment is adjusted to reflect the maximum initial sales charge.

Average Annual Total Returns
	1 Year	5 Year	10 Year
A Class	26.74%	8.00%	11.03%
A Class - with sales charge	19.45%	6.73%	10.38%
Regulatory Index
Russell 1000	22.01%	12.66%	15.29%
Performance Index
Russell 1000 Value	27.09%	11.17%	11.52%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.
A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum contingent deferred sales charge of 1.00%.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$2,054,523,712
Management Fees (dollars paid during the reporting period)	$12,279,922
Portfolio Turnover Rate	121%
Total Number of Portfolio Holdings	187

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.5%	Banks	9%
Short-Term Investments	0.4%	Semiconductors and Semiconductor Equipment	7%
Other Assets and Liabilities	0.1%	Pharmaceuticals	6%
		Technology Hardware, Storage and Peripherals	5%
		Consumer Staples Distribution & Retail	5%

Fund Changes
Effective March 10, 2026, Disciplined Core Value Fund was renamed as Disciplined Value Fund.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M402

ANNUAL SHAREHOLDER REPORT
Disciplined Value Fund

C Class (ACGCX)	June 30, 2026

This annual shareholder report contains important information about Disciplined Value Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C Class	$187	1.66%

What were the key factors that affected the fund’s performance?
Disciplined Value Fund C Class returned 25.78% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth by investing in common stocks. Income is a secondary objective. The commentary below refers to the fund's performance compared to the Russell 1000 Value Index.
•	The health care sector was a positive contributor to relative performance, driven primarily by strong stock selection. The pharmaceuticals industry was the leading contributor. Merck & Co., a global pharmaceutical company engaged in the research, development and commercialization of medicines and vaccines, was among the top contributors within the sector.
•	The industrials sector also contributed positively to relative results as a result of stock choices. The machinery industry was the largest contributor. Cummins, a manufacturer of diesel and natural gas engines, filtration systems and power generation products, was a strong contributor within the sector.
•	Stock selection made the information technology sector the most significant detractor from relative performance. The IT services industry was the main source of weakness. An underweight to Intel, a semiconductor company that designs and manufactures processors and related technologies, was a top detractor. Adobe, a software company providing digital media and marketing solutions, also ranked among the top relative detractors.
•	An overweight and stock choices meant the consumer staples sector detracted from performance relative to the index. The consumer staples distribution and retail industry was the key detractor within the sector. Kroger, a large retail grocery chain operating supermarkets and multi-department stores across the U.S., was a top detractor.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
C Class	25.78%	7.19%	10.20%
Regulatory Index
Russell 1000	22.01%	12.66%	15.29%
Performance Index
Russell 1000 Value	27.09%	11.17%	11.52%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.
C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$2,054,523,712
Management Fees (dollars paid during the reporting period)	$12,279,922
Portfolio Turnover Rate	121%
Total Number of Portfolio Holdings	187

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.5%	Banks	9%
Short-Term Investments	0.4%	Semiconductors and Semiconductor Equipment	7%
Other Assets and Liabilities	0.1%	Pharmaceuticals	6%
		Technology Hardware, Storage and Peripherals	5%
		Consumer Staples Distribution & Retail	5%

Fund Changes
Effective March 10, 2026, Disciplined Core Value Fund was renamed as Disciplined Value Fund.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M816

ANNUAL SHAREHOLDER REPORT
Disciplined Value Fund

R Class (AICRX)	June 30, 2026

This annual shareholder report contains important information about Disciplined Value Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R Class	$131	1.16%

What were the key factors that affected the fund’s performance?
Disciplined Value Fund R Class returned 26.43% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth by investing in common stocks. Income is a secondary objective. The commentary below refers to the fund's performance compared to the Russell 1000 Value Index.
•	The health care sector was a positive contributor to relative performance, driven primarily by strong stock selection. The pharmaceuticals industry was the leading contributor. Merck & Co., a global pharmaceutical company engaged in the research, development and commercialization of medicines and vaccines, was among the top contributors within the sector.
•	The industrials sector also contributed positively to relative results as a result of stock choices. The machinery industry was the largest contributor. Cummins, a manufacturer of diesel and natural gas engines, filtration systems and power generation products, was a strong contributor within the sector.
•	Stock selection made the information technology sector the most significant detractor from relative performance. The IT services industry was the main source of weakness. An underweight to Intel, a semiconductor company that designs and manufactures processors and related technologies, was a top detractor. Adobe, a software company providing digital media and marketing solutions, also ranked among the top relative detractors.
•	An overweight and stock choices meant the consumer staples sector detracted from performance relative to the index. The consumer staples distribution and retail industry was the key detractor within the sector. Kroger, a large retail grocery chain operating supermarkets and multi-department stores across the U.S., was a top detractor.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
R Class	26.43%	7.72%	10.75%
Regulatory Index
Russell 1000	22.01%	12.66%	15.29%
Performance Index
Russell 1000 Value	27.09%	11.17%	11.52%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$2,054,523,712
Management Fees (dollars paid during the reporting period)	$12,279,922
Portfolio Turnover Rate	121%
Total Number of Portfolio Holdings	187

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.5%	Banks	9%
Short-Term Investments	0.4%	Semiconductors and Semiconductor Equipment	7%
Other Assets and Liabilities	0.1%	Pharmaceuticals	6%
		Technology Hardware, Storage and Peripherals	5%
		Consumer Staples Distribution & Retail	5%

Fund Changes
Effective March 10, 2026, Disciplined Core Value Fund was renamed as Disciplined Value Fund.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M782

ANNUAL SHAREHOLDER REPORT
Disciplined Value Fund

R5 Class (AICGX)	June 30, 2026

This annual shareholder report contains important information about Disciplined Value Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R5 Class	$52	0.46%

What were the key factors that affected the fund’s performance?
Disciplined Value Fund R5 Class returned 27.30% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth by investing in common stocks. Income is a secondary objective. The commentary below refers to the fund's performance compared to the Russell 1000 Value Index.
•	The health care sector was a positive contributor to relative performance, driven primarily by strong stock selection. The pharmaceuticals industry was the leading contributor. Merck & Co., a global pharmaceutical company engaged in the research, development and commercialization of medicines and vaccines, was among the top contributors within the sector.
•	The industrials sector also contributed positively to relative results as a result of stock choices. The machinery industry was the largest contributor. Cummins, a manufacturer of diesel and natural gas engines, filtration systems and power generation products, was a strong contributor within the sector.
•	Stock selection made the information technology sector the most significant detractor from relative performance. The IT services industry was the main source of weakness. An underweight to Intel, a semiconductor company that designs and manufactures processors and related technologies, was a top detractor. Adobe, a software company providing digital media and marketing solutions, also ranked among the top relative detractors.
•	An overweight and stock choices meant the consumer staples sector detracted from performance relative to the index. The consumer staples distribution and retail industry was the key detractor within the sector. Kroger, a large retail grocery chain operating supermarkets and multi-department stores across the U.S., was a top detractor.

Cumulative Performance (based on an initial $10,000 investment)
April 10, 2017 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	Since Inception	Inception Date
R5 Class	27.30%	8.48%	10.94%	4/10/17
Regulatory Index
Russell 1000	22.01%	12.66%	15.00%	—
Performance Index
Russell 1000 Value	27.09%	11.17%	10.98%	—

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$2,054,523,712
Management Fees (dollars paid during the reporting period)	$12,279,922
Portfolio Turnover Rate	121%
Total Number of Portfolio Holdings	187

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.5%	Banks	9%
Short-Term Investments	0.4%	Semiconductors and Semiconductor Equipment	7%
Other Assets and Liabilities	0.1%	Pharmaceuticals	6%
		Technology Hardware, Storage and Peripherals	5%
		Consumer Staples Distribution & Retail	5%

Fund Changes
Effective March 10, 2026, Disciplined Core Value Fund was renamed as Disciplined Value Fund.

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2508G842

ANNUAL SHAREHOLDER REPORT
Global Gold Fund

Investor Class (BGEIX)	June 30, 2026

This annual shareholder report contains important information about Global Gold Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$81	0.66%

What were the key factors that affected the fund’s performance?
Global Gold Fund Investor Class returned 45.09% for the reporting period ended June 30, 2026.
The fund seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. The commentary below refers to the fund's performance compared to the NYSE Arca Gold Miners Index.
•	Gold's price finished the period significantly higher despite experiencing sharp volatility. Gold reached a record high approaching $5,600 per troy ounce in January, powered by central bank buying and investment demand. But increases in bond yields and the U.S. dollar combined to weigh on gold demand, which finished June at a little over $4,000.
•	Gold mining companies’ profits are highly levered to changes in the price of the underlying metal. That’s because production costs for miners are relatively fixed in the short run, so changes in gold prices typically result in disproportionately larger changes in gold miners’ operating profit. This dynamic meant gold companies’ stocks finished the period with sizable gains, but well off their January highs.
•	The portfolio’s holdings generally produced very strong absolute returns. Many of the positions that detracted from performance compared with the index were underweights to large, diversified gold producers, such as Barrick Mining, Newmont and First Majestic Silver. These stocks tended to hold up comparatively better during gold’s sell-off in the first half of 2026, and our relative lack of exposure hurt.
•	The leading contribution to relative results came from an underweight to Wheaton Precious Metals, whose gains trailed those of the index. This company doesn’t mine gold directly but operates a streaming model, where it buys production from miners at predetermined prices. The company’s premium valuation and debt issuance weighed on performance.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
Investor Class	45.09%	18.63%	10.96%
Regulatory Index
MSCI World	21.34%	11.47%	13.14%
Performance Index
NYSE Arca Gold Miners (Total Return)	49.73%	20.28%	12.60%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,447,067,805
Management Fees (dollars paid during the reporting period)	$10,446,923
Portfolio Turnover Rate	50%
Total Number of Portfolio Holdings	78

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Countries (as a % of net assets)
Common Stocks	99.2%	Canada	50%
Short-Term Investments	0.8%	United States	13%
Other Assets and Liabilities	0.0%	South Africa	13%
		Australia	12%
		United Kingdom	5%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M105

ANNUAL SHAREHOLDER REPORT
Global Gold Fund

I Class (AGGNX)	June 30, 2026

This annual shareholder report contains important information about Global Gold Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I Class	$56	0.46%

What were the key factors that affected the fund’s performance?
Global Gold Fund I Class returned 45.32% for the reporting period ended June 30, 2026.
The fund seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. The commentary below refers to the fund's performance compared to the NYSE Arca Gold Miners Index.
•	Gold's price finished the period significantly higher despite experiencing sharp volatility. Gold reached a record high approaching $5,600 per troy ounce in January, powered by central bank buying and investment demand. But increases in bond yields and the U.S. dollar combined to weigh on gold demand, which finished June at a little over $4,000.
•	Gold mining companies’ profits are highly levered to changes in the price of the underlying metal. That’s because production costs for miners are relatively fixed in the short run, so changes in gold prices typically result in disproportionately larger changes in gold miners’ operating profit. This dynamic meant gold companies’ stocks finished the period with sizable gains, but well off their January highs.
•	The portfolio’s holdings generally produced very strong absolute returns. Many of the positions that detracted from performance compared with the index were underweights to large, diversified gold producers, such as Barrick Mining, Newmont and First Majestic Silver. These stocks tended to hold up comparatively better during gold’s sell-off in the first half of 2026, and our relative lack of exposure hurt.
•	The leading contribution to relative results came from an underweight to Wheaton Precious Metals, whose gains trailed those of the index. This company doesn’t mine gold directly but operates a streaming model, where it buys production from miners at predetermined prices. The company’s premium valuation and debt issuance weighed on performance.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
I Class	45.32%	18.87%	11.18%
Regulatory Index
MSCI World	21.34%	11.47%	13.14%
Performance Index
NYSE Arca Gold Miners (Total Return)	49.73%	20.28%	12.60%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,447,067,805
Management Fees (dollars paid during the reporting period)	$10,446,923
Portfolio Turnover Rate	50%
Total Number of Portfolio Holdings	78

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Countries (as a % of net assets)
Common Stocks	99.2%	Canada	50%
Short-Term Investments	0.8%	United States	13%
Other Assets and Liabilities	0.0%	South Africa	13%
		Australia	12%
		United Kingdom	5%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M469

ANNUAL SHAREHOLDER REPORT
Global Gold Fund

A Class (ACGGX)	June 30, 2026

This annual shareholder report contains important information about Global Gold Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A Class	$111	0.91%

What were the key factors that affected the fund’s performance?
Global Gold Fund A Class returned 44.66% for the reporting period ended June 30, 2026.
The fund seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. The commentary below refers to the fund's performance compared to the NYSE Arca Gold Miners Index.
•	Gold's price finished the period significantly higher despite experiencing sharp volatility. Gold reached a record high approaching $5,600 per troy ounce in January, powered by central bank buying and investment demand. But increases in bond yields and the U.S. dollar combined to weigh on gold demand, which finished June at a little over $4,000.
•	Gold mining companies’ profits are highly levered to changes in the price of the underlying metal. That’s because production costs for miners are relatively fixed in the short run, so changes in gold prices typically result in disproportionately larger changes in gold miners’ operating profit. This dynamic meant gold companies’ stocks finished the period with sizable gains, but well off their January highs.
•	The portfolio’s holdings generally produced very strong absolute returns. Many of the positions that detracted from performance compared with the index were underweights to large, diversified gold producers, such as Barrick Mining, Newmont and First Majestic Silver. These stocks tended to hold up comparatively better during gold’s sell-off in the first half of 2026, and our relative lack of exposure hurt.
•	The leading contribution to relative results came from an underweight to Wheaton Precious Metals, whose gains trailed those of the index. This company doesn’t mine gold directly but operates a streaming model, where it buys production from miners at predetermined prices. The company’s premium valuation and debt issuance weighed on performance.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026
The initial investment is adjusted to reflect the maximum initial sales charge.

Average Annual Total Returns
	1 Year	5 Year	10 Year
A Class	44.66%	18.33%	10.69%
A Class - with sales charge	36.34%	16.94%	10.03%
Regulatory Index
MSCI World	21.34%	11.47%	13.14%
Performance Index
NYSE Arca Gold Miners (Total Return)	49.73%	20.28%	12.60%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.
A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum contingent deferred sales charge of 1.00%.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,447,067,805
Management Fees (dollars paid during the reporting period)	$10,446,923
Portfolio Turnover Rate	50%
Total Number of Portfolio Holdings	78

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Countries (as a % of net assets)
Common Stocks	99.2%	Canada	50%
Short-Term Investments	0.8%	United States	13%
Other Assets and Liabilities	0.0%	South Africa	13%
		Australia	12%
		United Kingdom	5%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M204

ANNUAL SHAREHOLDER REPORT
Global Gold Fund

C Class (AGYCX)	June 30, 2026

This annual shareholder report contains important information about Global Gold Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C Class	$202	1.66%

What were the key factors that affected the fund’s performance?
Global Gold Fund C Class returned 43.63% for the reporting period ended June 30, 2026.
The fund seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. The commentary below refers to the fund's performance compared to the NYSE Arca Gold Miners Index.
•	Gold's price finished the period significantly higher despite experiencing sharp volatility. Gold reached a record high approaching $5,600 per troy ounce in January, powered by central bank buying and investment demand. But increases in bond yields and the U.S. dollar combined to weigh on gold demand, which finished June at a little over $4,000.
•	Gold mining companies’ profits are highly levered to changes in the price of the underlying metal. That’s because production costs for miners are relatively fixed in the short run, so changes in gold prices typically result in disproportionately larger changes in gold miners’ operating profit. This dynamic meant gold companies’ stocks finished the period with sizable gains, but well off their January highs.
•	The portfolio’s holdings generally produced very strong absolute returns. Many of the positions that detracted from performance compared with the index were underweights to large, diversified gold producers, such as Barrick Mining, Newmont and First Majestic Silver. These stocks tended to hold up comparatively better during gold’s sell-off in the first half of 2026, and our relative lack of exposure hurt.
•	The leading contribution to relative results came from an underweight to Wheaton Precious Metals, whose gains trailed those of the index. This company doesn’t mine gold directly but operates a streaming model, where it buys production from miners at predetermined prices. The company’s premium valuation and debt issuance weighed on performance.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
C Class	43.63%	17.44%	9.86%
Regulatory Index
MSCI World	21.34%	11.47%	13.14%
Performance Index
NYSE Arca Gold Miners (Total Return)	49.73%	20.28%	12.60%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.
C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,447,067,805
Management Fees (dollars paid during the reporting period)	$10,446,923
Portfolio Turnover Rate	50%
Total Number of Portfolio Holdings	78

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Countries (as a % of net assets)
Common Stocks	99.2%	Canada	50%
Short-Term Investments	0.8%	United States	13%
Other Assets and Liabilities	0.0%	South Africa	13%
		Australia	12%
		United Kingdom	5%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M485

ANNUAL SHAREHOLDER REPORT
Global Gold Fund

R Class (AGGWX)	June 30, 2026

This annual shareholder report contains important information about Global Gold Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R Class	$142	1.16%

What were the key factors that affected the fund’s performance?
Global Gold Fund R Class returned 44.31% for the reporting period ended June 30, 2026.
The fund seeks to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. The commentary below refers to the fund's performance compared to the NYSE Arca Gold Miners Index.
•	Gold's price finished the period significantly higher despite experiencing sharp volatility. Gold reached a record high approaching $5,600 per troy ounce in January, powered by central bank buying and investment demand. But increases in bond yields and the U.S. dollar combined to weigh on gold demand, which finished June at a little over $4,000.
•	Gold mining companies’ profits are highly levered to changes in the price of the underlying metal. That’s because production costs for miners are relatively fixed in the short run, so changes in gold prices typically result in disproportionately larger changes in gold miners’ operating profit. This dynamic meant gold companies’ stocks finished the period with sizable gains, but well off their January highs.
•	The portfolio’s holdings generally produced very strong absolute returns. Many of the positions that detracted from performance compared with the index were underweights to large, diversified gold producers, such as Barrick Mining, Newmont and First Majestic Silver. These stocks tended to hold up comparatively better during gold’s sell-off in the first half of 2026, and our relative lack of exposure hurt.
•	The leading contribution to relative results came from an underweight to Wheaton Precious Metals, whose gains trailed those of the index. This company doesn’t mine gold directly but operates a streaming model, where it buys production from miners at predetermined prices. The company’s premium valuation and debt issuance weighed on performance.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
R Class	44.31%	18.05%	10.41%
Regulatory Index
MSCI World	21.34%	11.47%	13.14%
Performance Index
NYSE Arca Gold Miners (Total Return)	49.73%	20.28%	12.60%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$1,447,067,805
Management Fees (dollars paid during the reporting period)	$10,446,923
Portfolio Turnover Rate	50%
Total Number of Portfolio Holdings	78

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Countries (as a % of net assets)
Common Stocks	99.2%	Canada	50%
Short-Term Investments	0.8%	United States	13%
Other Assets and Liabilities	0.0%	South Africa	13%
		Australia	12%
		United Kingdom	5%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M477

ANNUAL SHAREHOLDER REPORT
Small Company Fund

Investor Class (ASQIX)	June 30, 2026

This annual shareholder report contains important information about Small Company Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$104	0.86%

What were the key factors that affected the fund’s performance?
Small Company Fund Investor Class returned 42.57% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth by investing primarily in common stocks of small companies. The commentary below refers to the fund's performance compared to the Russell 2000 Index.
•	The industrials sector was the leading contributor to the fund's relative performance, driven primarily by strong security selection. Stock picks and an overweight to the construction and engineering industry made these stocks particularly strong contributors. Sterling Infrastructure, a construction and infrastructure services company, was the top contributor to the fund's overall performance.
•	The consumer discretionary sector also contributed positively to relative performance, with security selection contributing meaningfully. Stock picks within the hotels, restaurants and leisure and specialty retail industries made a notable positive contribution in the sector.
•	Security selection in the health care sector was a meaningful detractor from relative performance. Positioning in the biotechnology industry was the most significant source of weakness within health care. Health care providers and services company Option Care Health was a notable individual detractor.
•	The information technology sector also detracted from relative performance, led by security selection. The software industry was the main source of weakness, as Q2 Holdings, a provider of digital banking and lending solutions, ranked among the top detractors for the fund overall.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
Investor Class	42.57%	7.43%	10.32%
Regulatory Index
Russell 3000	22.81%	12.30%	15.06%
Performance Index
Russell 2000	40.78%	6.98%	11.62%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$195,387,257
Management Fees (dollars paid during the reporting period)	$1,364,989
Portfolio Turnover Rate	94%
Total Number of Portfolio Holdings	309

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.3%	Semiconductors and Semiconductor Equipment	8%
Rights	0.0%	Banks	7%
Short-Term Investments	1.3%	Biotechnology	7%
Other Assets and Liabilities	(0.6)%	Construction and Engineering	6%
		Software	6%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M840

ANNUAL SHAREHOLDER REPORT
Small Company Fund

I Class (ASCQX)	June 30, 2026

This annual shareholder report contains important information about Small Company Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
I Class	$80	0.66%

What were the key factors that affected the fund’s performance?
Small Company Fund I Class returned 42.87% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth by investing primarily in common stocks of small companies. The commentary below refers to the fund's performance compared to the Russell 2000 Index.
•	The industrials sector was the leading contributor to the fund's relative performance, driven primarily by strong security selection. Stock picks and an overweight to the construction and engineering industry made these stocks particularly strong contributors. Sterling Infrastructure, a construction and infrastructure services company, was the top contributor to the fund's overall performance.
•	The consumer discretionary sector also contributed positively to relative performance, with security selection contributing meaningfully. Stock picks within the hotels, restaurants and leisure and specialty retail industries made a notable positive contribution in the sector.
•	Security selection in the health care sector was a meaningful detractor from relative performance. Positioning in the biotechnology industry was the most significant source of weakness within health care. Health care providers and services company Option Care Health was a notable individual detractor.
•	The information technology sector also detracted from relative performance, led by security selection. The software industry was the main source of weakness, as Q2 Holdings, a provider of digital banking and lending solutions, ranked among the top detractors for the fund overall.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
I Class	42.87%	7.64%	10.54%
Regulatory Index
Russell 3000	22.81%	12.30%	15.06%
Performance Index
Russell 2000	40.78%	6.98%	11.62%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$195,387,257
Management Fees (dollars paid during the reporting period)	$1,364,989
Portfolio Turnover Rate	94%
Total Number of Portfolio Holdings	309

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.3%	Semiconductors and Semiconductor Equipment	8%
Rights	0.0%	Banks	7%
Short-Term Investments	1.3%	Biotechnology	7%
Other Assets and Liabilities	(0.6)%	Construction and Engineering	6%
		Software	6%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M832

ANNUAL SHAREHOLDER REPORT
Small Company Fund

A Class (ASQAX)	June 30, 2026

This annual shareholder report contains important information about Small Company Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A Class	$134	1.11%

What were the key factors that affected the fund’s performance?
Small Company Fund A Class returned 42.15% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth by investing primarily in common stocks of small companies. The commentary below refers to the fund's performance compared to the Russell 2000 Index.
•	The industrials sector was the leading contributor to the fund's relative performance, driven primarily by strong security selection. Stock picks and an overweight to the construction and engineering industry made these stocks particularly strong contributors. Sterling Infrastructure, a construction and infrastructure services company, was the top contributor to the fund's overall performance.
•	The consumer discretionary sector also contributed positively to relative performance, with security selection contributing meaningfully. Stock picks within the hotels, restaurants and leisure and specialty retail industries made a notable positive contribution in the sector.
•	Security selection in the health care sector was a meaningful detractor from relative performance. Positioning in the biotechnology industry was the most significant source of weakness within health care. Health care providers and services company Option Care Health was a notable individual detractor.
•	The information technology sector also detracted from relative performance, led by security selection. The software industry was the main source of weakness, as Q2 Holdings, a provider of digital banking and lending solutions, ranked among the top detractors for the fund overall.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026
The initial investment is adjusted to reflect the maximum initial sales charge.

Average Annual Total Returns
	1 Year	5 Year	10 Year
A Class	42.15%	7.15%	10.05%
A Class - with sales charge	33.98%	5.89%	9.40%
Regulatory Index
Russell 3000	22.81%	12.30%	15.06%
Performance Index
Russell 2000	40.78%	6.98%	11.62%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.
A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum contingent deferred sales charge of 1.00%.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$195,387,257
Management Fees (dollars paid during the reporting period)	$1,364,989
Portfolio Turnover Rate	94%
Total Number of Portfolio Holdings	309

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.3%	Semiconductors and Semiconductor Equipment	8%
Rights	0.0%	Banks	7%
Short-Term Investments	1.3%	Biotechnology	7%
Other Assets and Liabilities	(0.6)%	Construction and Engineering	6%
		Software	6%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M824

ANNUAL SHAREHOLDER REPORT
Small Company Fund

C Class (ASQCX)	June 30, 2026

This annual shareholder report contains important information about Small Company Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C Class	$224	1.86%

What were the key factors that affected the fund’s performance?
Small Company Fund C Class returned 41.08% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth by investing primarily in common stocks of small companies. The commentary below refers to the fund's performance compared to the Russell 2000 Index.
•	The industrials sector was the leading contributor to the fund's relative performance, driven primarily by strong security selection. Stock picks and an overweight to the construction and engineering industry made these stocks particularly strong contributors. Sterling Infrastructure, a construction and infrastructure services company, was the top contributor to the fund's overall performance.
•	The consumer discretionary sector also contributed positively to relative performance, with security selection contributing meaningfully. Stock picks within the hotels, restaurants and leisure and specialty retail industries made a notable positive contribution in the sector.
•	Security selection in the health care sector was a meaningful detractor from relative performance. Positioning in the biotechnology industry was the most significant source of weakness within health care. Health care providers and services company Option Care Health was a notable individual detractor.
•	The information technology sector also detracted from relative performance, led by security selection. The software industry was the main source of weakness, as Q2 Holdings, a provider of digital banking and lending solutions, ranked among the top detractors for the fund overall.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
C Class	41.08%	6.37%	9.22%
Regulatory Index
Russell 3000	22.81%	12.30%	15.06%
Performance Index
Russell 2000	40.78%	6.98%	11.62%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.
C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$195,387,257
Management Fees (dollars paid during the reporting period)	$1,364,989
Portfolio Turnover Rate	94%
Total Number of Portfolio Holdings	309

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.3%	Semiconductors and Semiconductor Equipment	8%
Rights	0.0%	Banks	7%
Short-Term Investments	1.3%	Biotechnology	7%
Other Assets and Liabilities	(0.6)%	Construction and Engineering	6%
		Software	6%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M329

ANNUAL SHAREHOLDER REPORT
Small Company Fund

R Class (ASCRX)	June 30, 2026

This annual shareholder report contains important information about Small Company Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R Class	$164	1.36%

What were the key factors that affected the fund’s performance?
Small Company Fund R Class returned 41.79% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth by investing primarily in common stocks of small companies. The commentary below refers to the fund's performance compared to the Russell 2000 Index.
•	The industrials sector was the leading contributor to the fund's relative performance, driven primarily by strong security selection. Stock picks and an overweight to the construction and engineering industry made these stocks particularly strong contributors. Sterling Infrastructure, a construction and infrastructure services company, was the top contributor to the fund's overall performance.
•	The consumer discretionary sector also contributed positively to relative performance, with security selection contributing meaningfully. Stock picks within the hotels, restaurants and leisure and specialty retail industries made a notable positive contribution in the sector.
•	Security selection in the health care sector was a meaningful detractor from relative performance. Positioning in the biotechnology industry was the most significant source of weakness within health care. Health care providers and services company Option Care Health was a notable individual detractor.
•	The information technology sector also detracted from relative performance, led by security selection. The software industry was the main source of weakness, as Q2 Holdings, a provider of digital banking and lending solutions, ranked among the top detractors for the fund overall.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
R Class	41.79%	6.88%	9.77%
Regulatory Index
Russell 3000	22.81%	12.30%	15.06%
Performance Index
Russell 2000	40.78%	6.98%	11.62%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$195,387,257
Management Fees (dollars paid during the reporting period)	$1,364,989
Portfolio Turnover Rate	94%
Total Number of Portfolio Holdings	309

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.3%	Semiconductors and Semiconductor Equipment	8%
Rights	0.0%	Banks	7%
Short-Term Investments	1.3%	Biotechnology	7%
Other Assets and Liabilities	(0.6)%	Construction and Engineering	6%
		Software	6%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M774

ANNUAL SHAREHOLDER REPORT
Small Company Fund

R5 Class (ASQGX)	June 30, 2026

This annual shareholder report contains important information about Small Company Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R5 Class	$80	0.66%

What were the key factors that affected the fund’s performance?
Small Company Fund R5 Class returned 42.81% for the reporting period ended June 30, 2026.
The fund seeks long-term capital growth by investing primarily in common stocks of small companies. The commentary below refers to the fund's performance compared to the Russell 2000 Index.
•	The industrials sector was the leading contributor to the fund's relative performance, driven primarily by strong security selection. Stock picks and an overweight to the construction and engineering industry made these stocks particularly strong contributors. Sterling Infrastructure, a construction and infrastructure services company, was the top contributor to the fund's overall performance.
•	The consumer discretionary sector also contributed positively to relative performance, with security selection contributing meaningfully. Stock picks within the hotels, restaurants and leisure and specialty retail industries made a notable positive contribution in the sector.
•	Security selection in the health care sector was a meaningful detractor from relative performance. Positioning in the biotechnology industry was the most significant source of weakness within health care. Health care providers and services company Option Care Health was a notable individual detractor.
•	The information technology sector also detracted from relative performance, led by security selection. The software industry was the main source of weakness, as Q2 Holdings, a provider of digital banking and lending solutions, ranked among the top detractors for the fund overall.

Cumulative Performance (based on an initial $10,000 investment)
April 10, 2017 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	Since Inception	Inception Date
R5 Class	42.81%	7.64%	9.32%	4/10/17
Regulatory Index
Russell 3000	22.81%	12.30%	14.70%	—
Performance Index
Russell 2000	40.78%	6.98%	10.46%	—

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$195,387,257
Management Fees (dollars paid during the reporting period)	$1,364,989
Portfolio Turnover Rate	94%
Total Number of Portfolio Holdings	309

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Industries (as a % of net assets)
Common Stocks	99.3%	Semiconductors and Semiconductor Equipment	8%
Rights	0.0%	Banks	7%
Short-Term Investments	1.3%	Biotechnology	7%
Other Assets and Liabilities	(0.6)%	Construction and Engineering	6%
		Software	6%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2508G826

ANNUAL SHAREHOLDER REPORT
Utilities Fund

Investor Class (BULIX)	June 30, 2026

This annual shareholder report contains important information about Utilities Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the fund at americancentury.com/docs. You can also request this information by contacting us at 1-800-345-2021.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$71	0.66%

What were the key factors that affected the fund’s performance?
Utilities Fund Investor Class returned 14.99% for the reporting period ended June 30, 2026.
The fund seeks current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry. The commentary below refers to the fund's performance compared to the S&P 500 Utilities Index.
•	Utilities stocks performed well but lagged the broader market. These stocks continued to benefit from surging demand for electricity from data center construction, manufacturing resurgence and electrification of transportation and buildings.
•	Nevertheless, the stocks underperformed the broader market because, after performing so well in recent years, utilities stocks’ dividends and valuations were stretched relative to history. In addition, there were concerns about the companies’ exposure to regulatory risk and ability to pass on the price hikes needed to fund electric infrastructure expansion.
•	The top detractors from relative results were underweight positions in NextEra Energy and Sempra. NextEra’s stock surged amid strong demand for its clean power and news of a major acquisition. Sempra announced big infrastructure spending plans and the expansion of its liquefied natural gas business.
•	At the other end of the spectrum, the leading contribution to the portfolio's relative performance came from an underweight position in Constellation Energy. Constellation produced disappointing results amid operational delays and costs associated with its acquisition of Calpine.

Cumulative Performance (based on an initial $10,000 investment)
June 30, 2016 through June 30, 2026

Average Annual Total Returns
	1 Year	5 Year	10 Year
Investor Class	14.99%	9.35%	6.49%
Regulatory Index
S&P 500	22.32%	13.41%	15.51%
Performance Index
S&P 500 Utilities	14.22%	10.84%	9.11%

The regulatory index is provided as a broad measure of market performance. The performance index is provided because the advisor believes it is more reflective of the fund’s investment strategy.

The opinions expressed are those of American Century Investments and are no guarantee of the future performance of any American Century Investments fund. This information is for educational purposes only and is not intended as investment advice. Data reflects past performance, assumes reinvestment of dividends and capital gains and is no guarantee of future results. Current performance may be higher or lower than data shown. Investment return and principal value will fluctuate and redemption value may be more or less than original cost, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for periods less than one year are not annualized. Visit americancentury.com for more recent performance information.

Fund Statistics
Net Assets	$299,237,703
Management Fees (dollars paid during the reporting period)	$1,923,897
Portfolio Turnover Rate	69%
Total Number of Portfolio Holdings	37

Fund Holdings

Types of Investments in Portfolio (as a % of net assets)		Top Five Sub-Industries (as a % of net assets)
Common Stocks	99.3%	Electric Utilities	59%
Short-Term Investments	0.4%	Multi-Utilities	22%
Other Assets and Liabilities	0.3%	Independent Power Producers and Energy Traders	8%
		Gas Utilities	8%
		Water Utilities	2%

For additional information about the fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy voting information, scan the QR code or visit americancentury.com/docs.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
A-2507M881

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Jennifer Cabalquinto, Anne Casscells and John Loder are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2025:	$111,300
FY 2026:	$115,193

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2025:	$0
FY 2026:	$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2025:	$0
FY 2026:	$0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2025:	$0
FY 2026:	$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2025:	$0
FY 2026:	$0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2025:	$0
FY 2026:	$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain     engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2025:	$0
FY 2026:	$0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2025:	$98,325
FY 2026:	$98,325

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the financial statements and other information filed under Item 7 of this Form.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)

Annual Financial Statements and Other Information

June 30, 2026

Disciplined Core Equity Fund	Global Gold Fund
Investor Class (BEQGX)	Investor Class (BGEIX)
I Class (AMEIX)	I Class (AGGNX)
A Class (BEQAX)	A Class (ACGGX)
C Class (AEYCX)	C Class (AGYCX)
R Class (AEYRX)	R Class (AGGWX)
R5 Class (AEYGX)	Small Company Fund
Disciplined Growth Fund	Investor Class (ASQIX)
Investor Class (ADSIX)	I Class (ASCQX)
I Class (ADCIX)	A Class (ASQAX)
Y Class (ADCYX)	C Class (ASQCX)
A Class (ADCVX)	R Class (ASCRX)
C Class (ADCCX)	R5 Class (ASQGX)
R Class (ADRRX)	Utilities Fund
R5 Class (ADGGX)	Investor Class (BULIX)
Disciplined Value Fund
Investor Class (BIGRX)
I Class (AMGIX)
A Class (AMADX)
C Class (ACGCX)
R Class (AICRX)
R5 Class (AICGX)

Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. For this and additional information about a fund, including the Annual Shareholder Report, Semiannual Shareholder Report, Prospectus and Statement of Additional Information, visit americancentury.com/docs.

Schedule of Investments - Disciplined Core Equity Fund

JUNE 30, 2026

	Shares	Value
COMMON STOCKS — 99.5%
Aerospace and Defense — 2.1%
General Dynamics Corp.	53,084	$18,804,476
Lockheed Martin Corp.	40,961	20,867,991
		39,672,467
Air Freight and Logistics — 1.3%
CH Robinson Worldwide, Inc.	24,781	4,667,253
Expeditors International of Washington, Inc.	28,472	4,640,367
FedEx Corp.	13,384	4,190,932
United Parcel Service, Inc., Class B	108,996	11,717,070
		25,215,622
Automobile Components — 0.3%
BorgWarner, Inc.	48,808	3,240,851
Garrett Motion, Inc.	62,605	2,268,179
		5,509,030
Automobiles — 0.6%
Tesla, Inc.(1)	26,270	11,049,162
Banks — 6.7%
Bank of America Corp.	553,375	31,531,307
Citigroup, Inc.	196,735	27,535,030
JPMorgan Chase & Co.	98,018	32,084,232
Truist Financial Corp.	96,778	4,821,480
U.S. Bancorp	327,859	19,802,684
Wells Fargo & Co.	138,317	11,430,517
		127,205,250
Beverages — 0.1%
Monster Beverage Corp.(1)	16,796	1,614,432
Biotechnology — 4.9%
AbbVie, Inc.	145,787	36,685,841
Amgen, Inc.	61,754	22,362,359
BioMarin Pharmaceutical, Inc.(1)	49,978	2,859,741
Exelixis, Inc.(1)	16,969	923,283
Gilead Sciences, Inc.	176,754	22,331,101
Incyte Corp.(1)	35,505	4,024,847
Natera, Inc.(1)	6,314	1,713,935
Neurocrine Biosciences, Inc.(1)	5,516	929,639
Regeneron Pharmaceuticals, Inc.	1,058	659,705
United Therapeutics Corp.(1)	2,892	1,566,972
Vertex Pharmaceuticals, Inc.(1)	822	408,312
		94,465,735
Broadline Retail — 3.8%
Amazon.com, Inc.(1)	263,612	62,829,284
eBay, Inc.	94,430	10,552,553
		73,381,837
Building Products — 0.6%
A.O. Smith Corp.	15,636	980,690
Builders FirstSource, Inc.(1)	7,501	671,189
Griffon Corp.	51,078	4,981,637
Masco Corp.	48,464	3,943,516
		10,577,032

Schedule of Investments - Disciplined Core Equity Fund

	Shares	Value
Capital Markets — 0.9%
Cboe Global Markets, Inc.	14,590	$3,540,555
Evercore, Inc., Class A	7,244	2,473,391
Interactive Brokers Group, Inc., Class A	28,080	2,444,083
MSCI, Inc.	10,759	6,025,471
StoneX Group, Inc.(1)	21,037	2,492,885
		16,976,385
Chemicals — 0.2%
NewMarket Corp.	1,958	1,549,248
Scotts Miracle-Gro Co.	24,440	1,664,608
		3,213,856
Commercial Services and Supplies — 0.2%
Rollins, Inc.	46,538	1,942,496
Veralto Corp.	23,797	2,110,318
		4,052,814
Communications Equipment — 2.6%
Arista Networks, Inc.(1)	47,331	8,040,590
Ciena Corp.(1)	6,590	3,232,790
Cisco Systems, Inc.	269,162	31,615,769
F5, Inc.(1)	11,635	4,839,695
Motorola Solutions, Inc.	4,270	1,773,288
		49,502,132
Construction and Engineering — 0.3%
Comfort Systems USA, Inc.	2,996	5,937,922
Consumer Finance — 0.3%
Enova International, Inc.(1)	23,243	5,595,288
Synchrony Financial	3,104	236,059
		5,831,347
Consumer Staples Distribution & Retail — 4.1%
Casey's General Stores, Inc.	1,746	1,387,703
Costco Wholesale Corp.	28,884	27,020,116
Dollar General Corp.	76,013	8,749,857
Dollar Tree, Inc.(1)	50,040	6,052,338
Kroger Co.	149,173	8,283,577
Maplebear, Inc.(1)	76,201	3,608,117
Sysco Corp.	99,959	8,354,573
Target Corp.	9,385	1,225,775
Walmart, Inc.	128,163	14,515,741
		79,197,797
Electrical Equipment — 0.9%
Acuity, Inc.	9,442	3,556,424
EnerSys	4,063	950,010
Rockwell Automation, Inc.	6,161	3,050,188
Vertiv Holdings Co., Class A	27,128	9,082,997
		16,639,619
Electronic Equipment, Instruments and Components — 1.2%
Keysight Technologies, Inc.(1)	28,251	9,889,827
TE Connectivity PLC	61,436	12,386,112
Zebra Technologies Corp., Class A(1)	5,060	1,332,096
		23,608,035
Energy Equipment and Services — 0.2%
Halliburton Co.	14,091	478,389
TechnipFMC PLC	38,702	2,565,943

Schedule of Investments - Disciplined Core Equity Fund

	Shares	Value
Weatherford International PLC	3,353	$273,270
		3,317,602
Entertainment — 0.4%
Netflix, Inc.(1)	94,922	6,777,431
Spotify Technology SA(1)	1,583	726,803
		7,504,234
Financial Services — 2.4%
Block, Inc.(1)	90,894	6,907,944
Mastercard, Inc., Class A	64,954	33,360,374
PayPal Holdings, Inc.	80,653	3,482,597
Toast, Inc., Class A(1)	53,000	1,474,460
		45,225,375
Food Products — 0.4%
Archer-Daniels-Midland Co.	99,869	7,629,992
Hershey Co.	4,556	799,350
		8,429,342
Ground Transportation — 0.4%
Fedex Freight Holding Co., Inc.(1)	18,487	2,791,537
JB Hunt Transport Services, Inc.	15,368	4,447,960
		7,239,497
Health Care Equipment and Supplies — 0.3%
Dexcom, Inc.(1)	80,545	5,424,706
Health Care Providers and Services — 3.0%
Cardinal Health, Inc.	48,975	11,634,501
Centene Corp.(1)	99,262	6,371,628
CVS Health Corp.	36,754	3,802,201
HCA Healthcare, Inc.	32,539	12,686,631
Labcorp Holdings, Inc.	11,295	3,162,600
McKesson Corp.	24,616	18,599,849
Tenet Healthcare Corp.(1)	3,625	678,165
		56,935,575
Health Care Technology — 0.3%
Veeva Systems, Inc., Class A(1)	31,110	5,521,092
Hotels, Restaurants and Leisure — 3.0%
Airbnb, Inc., Class A(1)	87,205	12,479,036
Booking Holdings, Inc.	133,506	23,796,109
Brinker International, Inc.(1)	3,461	581,448
Domino's Pizza, Inc.	3,551	1,051,238
DoorDash, Inc., Class A(1)	22,117	4,081,250
DraftKings, Inc., Class A(1)	15,098	381,375
Expedia Group, Inc.	24,470	6,261,384
Las Vegas Sands Corp.	4,664	215,430
Yum! Brands, Inc.	57,322	9,163,495
		58,010,765
Household Durables — 0.0%
Dr. Horton, Inc.	5,234	852,514
Household Products — 1.0%
Colgate-Palmolive Co.	198,830	18,228,734
Independent Power and Renewable Electricity Producers — 0.1%
Talen Energy Corp.(1)	6,403	2,460,417
Insurance — 1.1%
Progressive Corp.	99,160	21,661,502

Schedule of Investments - Disciplined Core Equity Fund

	Shares	Value
Interactive Media and Services — 7.6%
Alphabet, Inc., Class A	101,725	$36,353,463
Alphabet, Inc., Class C	164,965	58,287,084
Cargurus, Inc.(1)	58,242	1,985,470
Match Group, Inc.	49,347	1,877,653
Meta Platforms, Inc., Class A	81,460	45,885,603
		144,389,273
IT Services — 1.0%
Accenture PLC, Class A	115,984	14,433,049
GoDaddy, Inc., Class A(1)	29,277	2,485,032
International Business Machines Corp.	1,916	538,798
VeriSign, Inc.	10,564	2,657,480
		20,114,359
Leisure Products — 0.1%
Hasbro, Inc.	29,092	2,402,708
Machinery — 1.4%
Blue Bird Corp.(1)	37,299	2,945,129
Cummins, Inc.	21,195	15,116,486
Otis Worldwide Corp.	68,774	4,924,218
Toro Co.	31,075	3,027,327
		26,013,160
Media — 0.1%
Fox Corp., Class A	36,672	1,912,811
Metals and Mining — 1.1%
Anglogold Ashanti PLC (New York)	27,926	2,258,934
Newmont Corp.	197,770	18,471,718
Steel Dynamics, Inc.	962	220,741
		20,951,393
Oil, Gas and Consumable Fuels — 2.4%
APA Corp.	10,512	342,376
Devon Energy Corp.	240,017	9,917,502
Diamondback Energy, Inc.	41,867	7,359,381
EOG Resources, Inc.	11,299	1,465,819
EQT Corp.	92,162	4,900,254
Expand Energy Corp.	50,321	4,588,772
Marathon Petroleum Corp.	582	148,800
Occidental Petroleum Corp.	28,073	1,363,506
Valero Energy Corp.	63,528	16,545,232
		46,631,642
Personal Care Products — 0.0%
Estee Lauder Cos., Inc., Class A	4,657	367,670
Pharmaceuticals — 3.9%
Amneal Pharmaceuticals, Inc.(1)	56,412	976,492
Eli Lilly & Co.	4,002	4,800,119
Jazz Pharmaceuticals PLC(1)	20,229	4,874,582
Johnson & Johnson	98,817	25,096,553
Merck & Co., Inc.	258,987	33,279,830
Zoetis, Inc.	64,758	4,653,510
		73,681,086
Professional Services — 0.2%
Broadridge Financial Solutions, Inc.	7,545	1,033,288
Leidos Holdings, Inc.	27,684	2,850,621
		3,883,909

Schedule of Investments - Disciplined Core Equity Fund

	Shares	Value
Real Estate Management and Development — 0.1%
Jones Lang LaSalle, Inc.(1)	4,218	$1,307,369
Semiconductors and Semiconductor Equipment — 19.0%
Advanced Micro Devices, Inc.(1)	54,070	31,409,804
Applied Materials, Inc.	20,055	14,499,765
Astera Labs, Inc.(1)	2,625	1,267,928
Broadcom, Inc.	138,967	52,494,784
Cirrus Logic, Inc.(1)	17,069	2,535,259
First Solar, Inc.(1)	9,267	2,186,641
KLA Corp.	3,426	1,033,658
Lam Research Corp.	97,690	42,332,008
Micron Technology, Inc.	34,153	39,422,466
NVIDIA Corp.	754,169	150,901,675
NXP Semiconductors NV	52,492	14,751,827
ON Semiconductor Corp.(1)	81,819	7,735,168
QUALCOMM, Inc.	10,169	1,879,130
		362,450,113
Software — 6.3%
AppLovin Corp., Class A(1)	11,466	5,907,627
Atlassian Corp., Class A(1)	23,137	1,799,827
Autodesk, Inc.(1)	43,985	8,551,564
Cadence Design Systems, Inc.(1)	443	166,267
Crowdstrike Holdings, Inc., Class A(1)	1,249	953,162
Datadog, Inc., Class A(1)	8,759	2,280,493
Fortinet, Inc.(1)	24,398	3,748,021
Intuit, Inc.	5,013	1,308,393
Microsoft Corp.	153,522	57,266,776
Palantir Technologies, Inc., Class A(1)	52,860	6,167,176
Palo Alto Networks, Inc.(1)	5,968	2,035,207
RingCentral, Inc., Class A	66,625	2,597,042
ServiceNow, Inc.(1)	246,431	24,465,670
Zoom Communications, Inc., Class A(1)	32,526	2,807,319
Zscaler, Inc.(1)	9,150	1,291,523
		121,346,067
Specialty Retail — 2.5%
Home Depot, Inc.	48,762	17,197,382
Lowe's Cos., Inc.	110,163	24,289,840
Ross Stores, Inc.	9,115	1,940,128
TJX Cos., Inc.	4,703	712,504
Ulta Beauty, Inc.(1)	7,208	3,250,664
		47,390,518
Technology Hardware, Storage and Peripherals — 9.6%
Apple, Inc.	470,363	136,104,238
Dell Technologies, Inc., Class C	54,062	23,325,590
Everpure, Inc., Class A(1)	38,330	3,020,021
Hewlett Packard Enterprise Co.	98,286	4,433,681
Sandisk Corp.(1)	6,516	14,815,625
Seagate Technology Holdings PLC	1,911	1,844,115
		183,543,270
Textiles, Apparel and Luxury Goods — 0.3%
Tapestry, Inc.	42,176	6,173,723
Trading Companies and Distributors — 0.2%
Ferguson Enterprises, Inc.	4,061	963,797

Schedule of Investments - Disciplined Core Equity Fund

	Shares	Value
Rush Enterprises, Inc., Class A	40,014	$2,920,422
		3,884,219
TOTAL COMMON STOCKS (Cost $1,139,969,258)		1,900,905,119
SHORT-TERM INVESTMENTS — 0.4%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	297,961	297,961
Repurchase Agreements — 0.4%
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.5%, 11/15/33, valued at $8,060,081), at 3.65%, dated 6/30/26, due 7/1/26 (Delivery value $7,902,801)		7,902,000
TOTAL SHORT-TERM INVESTMENTS (Cost $8,199,961)		8,199,961
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $1,148,169,219)		1,909,105,080
OTHER ASSETS AND LIABILITIES — 0.1%		2,582,315
TOTAL NET ASSETS — 100.0%		$1,911,687,395

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

FAIR VALUE MEASUREMENTS
The following is a summary of the fund’s valuation inputs as of period end.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,900,905,119	—	—
Short-Term Investments	297,961	$7,902,000	—
	$1,901,203,080	$7,902,000	—

See Notes to Financial Statements.

Schedule of Investments - Disciplined Growth Fund

JUNE 30, 2026

	Shares	Value
COMMON STOCKS — 99.5%
Aerospace and Defense — 0.6%
Lockheed Martin Corp.	5,425	$2,763,821
Automobile Components — 0.1%
BorgWarner, Inc.	4,033	267,791
Automobiles — 2.5%
Tesla, Inc.(1)	27,155	11,421,393
Beverages — 0.5%
Monster Beverage Corp.(1)	24,015	2,308,322
Biotechnology — 1.4%
AbbVie, Inc.	12,695	3,194,570
Alnylam Pharmaceuticals, Inc.(1)	149	44,853
Gilead Sciences, Inc.	8,079	1,020,701
Natera, Inc.(1)	6,382	1,732,394
Neurocrine Biosciences, Inc.(1)	1,683	283,644
		6,276,162
Broadline Retail — 1.5%
Amazon.com, Inc.(1)	27,961	6,664,225
Building Products — 1.7%
AAON, Inc.	3,507	444,898
AZZ, Inc.	675	104,659
Builders FirstSource, Inc.(1)	8,630	772,212
Griffon Corp.	6,467	630,726
Masco Corp.	5,514	448,674
Owens Corning	2,249	357,501
Trane Technologies PLC	9,747	4,787,337
		7,546,007
Capital Markets — 0.1%
Evercore, Inc., Class A	681	232,521
Lazard, Inc.	1,081	45,337
Moelis & Co., Class A	686	44,878
MSCI, Inc.	299	167,452
Piper Sandler Cos.	607	43,910
PJT Partners, Inc., Class A	301	45,433
StoneX Group, Inc.(1)	690	81,765
		661,296
Communications Equipment — 1.5%
Arista Networks, Inc.(1)	30,814	5,234,682
Ciena Corp.(1)	2,826	1,386,323
		6,621,005
Construction and Engineering — 1.9%
Argan, Inc.	211	168,494
Comfort Systems USA, Inc.	2,786	5,521,713
IES Holdings, Inc.(1)	364	267,416
Sterling Infrastructure, Inc.(1)	2,486	2,086,649
Tutor Perini Corp.	6,955	577,056
Valmont Industries, Inc.	118	68,157
		8,689,485
Consumer Finance — 0.1%
Enova International, Inc.(1)	2,147	516,847

Schedule of Investments - Disciplined Growth Fund

	Shares	Value
Consumer Staples Distribution & Retail — 2.1%
Costco Wholesale Corp.	6,889	$6,444,453
Dollar General Corp.	3,865	444,900
Dollar Tree, Inc.(1)	7,745	936,758
Kroger Co.	20,944	1,163,020
U.S. Foods Holding Corp.(1)	3,768	385,278
		9,374,409
Diversified Consumer Services — 0.0%
Frontdoor, Inc.(1)	1,052	81,625
Electrical Equipment — 5.1%
Bloom Energy Corp., Class A(1)	20,108	6,086,691
GE Vernova, Inc.	6,574	7,723,530
Nextpower, Inc., Class A(1)	7,954	947,639
nVent Electric PLC	5,111	866,877
Powell Industries, Inc.	2,345	671,514
Vertiv Holdings Co., Class A	19,674	6,587,249
		22,883,500
Electronic Equipment, Instruments and Components — 0.7%
Keysight Technologies, Inc.(1)	2,601	910,532
TE Connectivity PLC	10,321	2,080,817
		2,991,349
Energy Equipment and Services — 0.2%
NOV, Inc.	5,111	94,809
TechnipFMC PLC	9,011	597,429
Weatherford International PLC	689	56,154
		748,392
Entertainment — 2.2%
Netflix, Inc.(1)	69,000	4,926,600
ROBLOX Corp., Class A(1)	8,184	445,046
Sphere Entertainment Co.(1)	784	135,656
Spotify Technology SA(1)	10,087	4,631,244
		10,138,546
Financial Services — 3.0%
Block, Inc.(1)	14,849	1,128,524
Mastercard, Inc., Class A	19,575	10,053,720
Remitly Global, Inc.(1)	14,647	328,239
Sezzle, Inc.(1)	775	133,013
Toast, Inc., Class A(1)	35,186	978,875
Visa, Inc., Class A	2,740	940,067
		13,562,438
Health Care Equipment and Supplies — 0.7%
Dexcom, Inc.(1)	22,563	1,519,618
IDEXX Laboratories, Inc.(1)	3,410	1,795,160
		3,314,778
Health Care Providers and Services — 0.7%
Cardinal Health, Inc.	8,669	2,059,408
HCA Healthcare, Inc.	1,755	684,257
McKesson Corp.	856	646,793
		3,390,458
Health Care Technology — 0.2%
Veeva Systems, Inc., Class A(1)	5,518	979,279
Hotels, Restaurants and Leisure — 3.2%
Airbnb, Inc., Class A(1)	20,772	2,972,473

Schedule of Investments - Disciplined Growth Fund

	Shares	Value
Booking Holdings, Inc.	35,848	$6,389,547
Brinker International, Inc.(1)	621	104,328
Domino's Pizza, Inc.	151	44,702
DoorDash, Inc., Class A(1)	13,254	2,445,761
DraftKings, Inc., Class A(1)	17,392	439,322
Expedia Group, Inc.	8,882	2,272,726
		14,668,859
Household Products — 0.6%
Colgate-Palmolive Co.	27,462	2,517,716
Independent Power and Renewable Electricity Producers — 0.2%
Talen Energy Corp.(1)	2,211	849,599
Interactive Media and Services — 10.4%
Alphabet, Inc., Class A	37,564	13,424,247
Alphabet, Inc., Class C	41,267	14,580,869
Cargurus, Inc.(1)	6,104	208,085
Match Group, Inc.	6,991	266,008
Meta Platforms, Inc., Class A	31,717	17,865,869
Reddit, Inc., Class A(1)	3,467	601,802
		46,946,880
IT Services — 1.0%
Accenture PLC, Class A	10,584	1,317,073
Cloudflare, Inc., Class A(1)	234	57,396
MongoDB, Inc.(1)	302	101,442
Snowflake, Inc., Class A(1)	12,415	3,159,617
		4,635,528
Leisure Products — 0.1%
Hasbro, Inc.	5,383	444,582
Machinery — 1.3%
Caterpillar, Inc.	5,094	5,424,601
Toro Co.	2,396	233,418
		5,658,019
Media — 0.0%
New York Times Co., Class A	628	43,947
Metals and Mining — 0.2%
Anglogold Ashanti PLC (New York)	5,115	413,753
Newmont Corp.	3,508	327,647
		741,400
Oil, Gas and Consumable Fuels — 0.0%
Phillips 66	794	134,226
Pharmaceuticals — 3.7%
Bristol-Myers Squibb Co.	31,886	1,837,271
Eli Lilly & Co.	8,290	9,943,275
Merck & Co., Inc.	39,706	5,102,221
		16,882,767
Real Estate Management and Development — 0.0%
Opendoor Technologies, Inc.(1)	47,636	220,078
Retail REITs — 0.1%
Simon Property Group, Inc.	2,043	456,917
Semiconductors and Semiconductor Equipment — 25.5%
Advanced Micro Devices, Inc.(1)	16,914	9,825,512
Ambarella, Inc.(1)	645	55,341
Applied Materials, Inc.	1,501	1,085,223
Astera Labs, Inc.(1)	2,368	1,143,791

Schedule of Investments - Disciplined Growth Fund

	Shares	Value
Broadcom, Inc.	45,574	$17,215,578
KLA Corp.	26,759	8,073,458
Lam Research Corp.	27,740	12,020,574
Micron Technology, Inc.	9,426	10,880,338
Monolithic Power Systems, Inc.	317	438,208
NVIDIA Corp.	271,692	54,362,852
Rambus, Inc.(1)	2,009	266,675
		115,367,550
Software — 11.9%
AppLovin Corp., Class A(1)	6,492	3,344,873
Atlassian Corp., Class A(1)	12,937	1,006,369
Autodesk, Inc.(1)	16,650	3,237,093
Cadence Design Systems, Inc.(1)	10,390	3,899,575
Crowdstrike Holdings, Inc., Class A(1)	7,147	5,454,162
Dynatrace, Inc.(1)	3,831	168,219
Elastic NV(1)	3,909	222,891
HubSpot, Inc.(1)	3,632	662,876
Microsoft Corp.	65,014	24,251,522
Palantir Technologies, Inc., Class A(1)	38,161	4,452,244
Pegasystems, Inc.	7,368	220,819
ServiceNow, Inc.(1)	61,551	6,110,783
UiPath, Inc., Class A(1)	4,151	45,122
Zeta Global Holdings Corp., Class A(1)	20,447	402,397
Zscaler, Inc.(1)	2,090	295,004
		53,773,949
Specialty Retail — 1.1%
Bath & Body Works, Inc.	8,331	192,696
Chewy, Inc., Class A(1)	6,380	125,367
Lowe's Cos., Inc.	20,330	4,482,562
		4,800,625
Technology Hardware, Storage and Peripherals — 12.5%
Apple, Inc.	132,101	38,224,745
Dell Technologies, Inc., Class C	1,872	807,693
Everpure, Inc., Class A(1)	610	48,062
Hewlett Packard Enterprise Co.	5,538	249,819
Sandisk Corp.(1)	4,224	9,604,236
Western Digital Corp.	11,426	7,298,015
		56,232,570
Textiles, Apparel and Luxury Goods — 0.5%
Tapestry, Inc.	15,491	2,267,573
Trading Companies and Distributors — 0.4%
Core & Main, Inc., Class A(1)	6,698	323,178
Fastenal Co.	15,262	733,034
Rush Enterprises, Inc., Class A	1,575	114,951
WESCO International, Inc.	1,411	487,402
		1,658,565
TOTAL COMMON STOCKS (Cost $218,497,906)		449,502,478
SHORT-TERM INVESTMENTS — 0.2%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	76,397	76,397

Schedule of Investments - Disciplined Growth Fund

	Shares	Value
Repurchase Agreements — 0.2%
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.25%, 5/15/50, valued at $699,721), at 3.65%, dated 6/30/26, due 7/1/26 (Delivery value $686,070)		$686,000
TOTAL SHORT-TERM INVESTMENTS (Cost $762,397)		762,397
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $219,260,303)		450,264,875
OTHER ASSETS AND LIABILITIES — 0.3%		1,319,765
TOTAL NET ASSETS — 100.0%		$451,584,640

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

FAIR VALUE MEASUREMENTS
The following is a summary of the fund’s valuation inputs as of period end.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$449,502,478	—	—
Short-Term Investments	76,397	$686,000	—
	$449,578,875	$686,000	—

See Notes to Financial Statements.

Schedule of Investments - Disciplined Value Fund

JUNE 30, 2026

	Shares	Value
COMMON STOCKS — 99.5%
Aerospace and Defense — 2.7%
General Dynamics Corp.	77,032	$27,287,816
Lockheed Martin Corp.	55,616	28,334,127
		55,621,943
Air Freight and Logistics — 1.4%
FedEx Corp.	46,474	14,552,404
United Parcel Service, Inc., Class B	127,073	13,660,347
		28,212,751
Automobile Components — 0.3%
BorgWarner, Inc.	100,976	6,704,806
Banks — 9.4%
Bank of America Corp.	457,568	26,072,225
Citigroup, Inc.	299,418	41,906,543
JPMorgan Chase & Co.	198,930	65,115,757
Truist Financial Corp.	354,785	17,675,389
U.S. Bancorp	593,428	35,843,051
Wells Fargo & Co.	75,358	6,227,585
		192,840,550
Beverages — 0.9%
Monster Beverage Corp.(1)	84,280	8,100,994
PepsiCo, Inc.	71,085	9,624,909
		17,725,903
Biotechnology — 4.4%
AbbVie, Inc.	101,022	25,421,176
Amgen, Inc.	26,801	9,705,178
Exelixis, Inc.(1)	127,753	6,951,041
Gilead Sciences, Inc.	247,253	31,237,944
Incyte Corp.(1)	64,212	7,279,073
Neurocrine Biosciences, Inc.(1)	19,380	3,266,208
Regeneron Pharmaceuticals, Inc.	2,591	1,615,592
United Therapeutics Corp.(1)	4,370	2,367,797
Vertex Pharmaceuticals, Inc.(1)	6,466	3,211,856
		91,055,865
Broadline Retail — 4.4%
Amazon.com, Inc.(1)	383,451	91,391,711
Building Products — 1.2%
A.O. Smith Corp.	92,624	5,809,377
Allegion PLC	58,638	8,238,053
AZZ, Inc.	13,157	2,039,993
Masco Corp.	104,782	8,526,111
		24,613,534
Capital Markets — 2.0%
Cboe Global Markets, Inc.	71,107	17,255,536
Interactive Brokers Group, Inc., Class A	136,017	11,838,920
MSCI, Inc.	22,087	12,369,603
		41,464,059
Chemicals — 0.3%
Axalta Coating Systems Ltd.(1)	102,770	3,516,789
CF Industries Holdings, Inc.	24,368	2,638,080
		6,154,869

Schedule of Investments - Disciplined Value Fund

	Shares	Value
Commercial Services and Supplies — 0.2%
MSA Safety, Inc.	18,404	$3,212,970
Veralto Corp.	6,509	577,218
		3,790,188
Communications Equipment — 2.5%
Arista Networks, Inc.(1)	42,174	7,164,519
Ciena Corp.(1)	2,924	1,434,397
Cisco Systems, Inc.	258,765	30,394,537
F5, Inc.(1)	30,832	12,824,879
		51,818,332
Construction and Engineering — 1.2%
API Group Corp.(1)	4,994	211,496
EMCOR Group, Inc.	15,352	12,740,318
Granite Construction, Inc.	19,334	3,056,319
Tutor Perini Corp.	28,224	2,341,745
Valmont Industries, Inc.	9,374	5,414,422
		23,764,300
Consumer Finance — 0.4%
American Express Co.	2,849	963,674
Enova International, Inc.(1)	6,983	1,681,018
Synchrony Financial	79,467	6,043,465
		8,688,157
Consumer Staples Distribution & Retail — 5.4%
Costco Wholesale Corp.	15,789	14,770,136
Dollar General Corp.	129,876	14,950,026
Kroger Co.	343,672	19,084,106
Maplebear, Inc.(1)	69,656	3,298,212
Performance Food Group Co.(1)	62,302	6,964,741
Sysco Corp.	119,083	9,952,957
Target Corp.	131,670	17,197,419
U.S. Foods Holding Corp.(1)	110,024	11,249,954
Walmart, Inc.	111,443	12,622,034
		110,089,585
Containers and Packaging — 0.4%
Avery Dennison Corp.	7,501	1,217,787
Crown Holdings, Inc.	57,892	6,473,484
		7,691,271
Distributors — 0.2%
Genuine Parts Co.	15,633	1,844,381
LKQ Corp.	75,745	1,994,366
		3,838,747
Diversified Consumer Services — 0.1%
ADT, Inc.	313,252	2,036,138
Frontdoor, Inc.(1)	8,832	685,275
		2,721,413
Diversified Telecommunication Services — 1.1%
Verizon Communications, Inc.	526,055	22,273,169
Electric Utilities — 1.4%
Duke Energy Corp.	137,230	17,370,573
Evergy, Inc.	121,215	10,476,613
		27,847,186
Electrical Equipment — 1.1%
Acuity, Inc.	15,389	5,796,421

Schedule of Investments - Disciplined Value Fund

	Shares	Value
Generac Holdings, Inc.(1)	29,730	$8,705,241
Nextpower, Inc., Class A(1)	59,199	7,052,969
Rockwell Automation, Inc.	2,700	1,336,716
		22,891,347
Electronic Equipment, Instruments and Components — 0.9%
TE Connectivity PLC	82,741	16,681,413
Zebra Technologies Corp., Class A(1)	5,558	1,463,199
		18,144,612
Energy Equipment and Services — 2.2%
Halliburton Co.	119,951	4,072,336
NOV, Inc.	195,784	3,631,793
SLB Ltd.	616,167	28,645,604
TechnipFMC PLC	124,307	8,241,554
Weatherford International PLC	3,499	285,169
		44,876,456
Entertainment — 0.1%
Spotify Technology SA(1)	4,842	2,223,107
Financial Services — 3.9%
Berkshire Hathaway, Inc., Class B(1)	45,812	22,923,867
Block, Inc.(1)	157,593	11,977,068
Mastercard, Inc., Class A	55,378	28,442,141
PayPal Holdings, Inc.	387,336	16,725,168
		80,068,244
Food Products — 0.1%
Hershey Co.	11,597	2,034,694
Tyson Foods, Inc., Class A	18,604	1,065,079
		3,099,773
Ground Transportation — 0.2%
Fedex Freight Holding Co., Inc.(1)	21,583	3,259,033
Ryder System, Inc.	7,419	1,956,910
		5,215,943
Health Care Equipment and Supplies — 1.1%
Align Technology, Inc.(1)	28,384	4,787,246
LivaNova PLC(1)	29,017	2,386,068
Medtronic PLC	193,306	15,122,328
		22,295,642
Health Care Providers and Services — 2.8%
Cardinal Health, Inc.	36,533	8,678,780
CVS Health Corp.	179,709	18,590,896
HCA Healthcare, Inc.	62,938	24,538,897
Labcorp Holdings, Inc.	9,929	2,780,120
Quest Diagnostics, Inc.	11,591	2,456,712
		57,045,405
Health Care REITs — 0.2%
Omega Healthcare Investors, Inc.	85,082	4,056,710
Health Care Technology — 0.1%
Veeva Systems, Inc., Class A(1)	16,512	2,930,385
Hotel & Resort REITs — 0.1%
Ryman Hospitality Properties, Inc.	23,321	2,997,915
Hotels, Restaurants and Leisure — 1.3%
Airbnb, Inc., Class A(1)	40,935	5,857,798
Booking Holdings, Inc.	26,043	4,641,904
Domino's Pizza, Inc.	7,366	2,180,631

Schedule of Investments - Disciplined Value Fund

	Shares	Value
Expedia Group, Inc.	40,070	$10,253,112
Yum! Brands, Inc.	24,602	3,932,876
		26,866,321
Household Durables — 0.1%
Mohawk Industries, Inc.(1)	6,839	829,776
NVR, Inc.(1)	150	1,022,010
		1,851,786
Household Products — 2.2%
Colgate-Palmolive Co.	252,109	23,113,353
Procter & Gamble Co.	150,265	22,034,860
		45,148,213
Independent Power and Renewable Electricity Producers — 0.2%
Talen Energy Corp.(1)	9,569	3,676,984
Insurance — 3.4%
Allstate Corp.	14,561	3,464,644
Hartford Insurance Group, Inc.	111,376	14,759,548
Progressive Corp.	173,745	37,954,595
Travelers Cos., Inc.	40,167	13,259,930
		69,438,717
Interactive Media and Services — 2.2%
Alphabet, Inc., Class A	30,140	10,771,132
Alphabet, Inc., Class C	57,374	20,271,955
Cargurus, Inc.(1)	17,979	612,904
Match Group, Inc.	123,179	4,686,961
Meta Platforms, Inc., Class A	16,123	9,081,925
		45,424,877
IT Services — 1.8%
Accenture PLC, Class A	207,454	25,815,576
GoDaddy, Inc., Class A(1)	41,099	3,488,483
Twilio, Inc., Class A(1)	41,295	8,520,397
		37,824,456
Leisure Products — 0.2%
Hasbro, Inc.	48,442	4,000,825
Mattel, Inc.(1)	29,151	404,616
		4,405,441
Machinery — 3.9%
Caterpillar, Inc.	6,408	6,823,879
Cummins, Inc.	40,968	29,218,787
Donaldson Co., Inc.	59,147	5,309,626
Flowserve Corp.	66,413	4,925,188
Lincoln Electric Holdings, Inc.	20,476	5,436,583
Middleby Corp.(1)	25,529	4,391,243
Mueller Industries, Inc.	55,790	6,858,265
Oshkosh Corp.	51,800	7,950,264
Toro Co.	50,299	4,900,129
Watts Water Technologies, Inc., Class A	10,587	4,144,281
		79,958,245
Media — 0.2%
Fox Corp., Class A	73,254	3,820,929
Metals and Mining — 1.4%
Anglogold Ashanti PLC (New York)	34,719	2,808,420
Coeur Mining, Inc.	37,876	618,136
Newmont Corp.	176,848	16,517,603

Schedule of Investments - Disciplined Value Fund

	Shares	Value
Reliance, Inc.	22,185	$8,288,316
		28,232,475
Oil, Gas and Consumable Fuels — 2.7%
Chord Energy Corp.	6,167	704,888
Devon Energy Corp.	336,833	13,917,939
Diamondback Energy, Inc.	75,692	13,305,140
EQT Corp.	56,439	3,000,862
Expand Energy Corp.	117,583	10,722,394
Exxon Mobil Corp.	65,562	8,963,637
Permian Resources Corp.	300,050	5,523,920
		56,138,780
Pharmaceuticals — 6.3%
Jazz Pharmaceuticals PLC(1)	35,286	8,502,867
Johnson & Johnson	269,495	68,443,645
Merck & Co., Inc.	407,605	52,377,243
		129,323,755
Professional Services — 0.2%
Leidos Holdings, Inc.	46,374	4,775,131
Real Estate Management and Development — 0.3%
Jones Lang LaSalle, Inc.(1)	18,134	5,620,633
Retail REITs — 0.1%
Simon Property Group, Inc.	11,701	2,616,929
Semiconductors and Semiconductor Equipment — 7.0%
Advanced Micro Devices, Inc.(1)	42,290	24,566,684
Amkor Technology, Inc.	65,981	5,689,542
Applied Materials, Inc.	2,899	2,095,977
Broadcom, Inc.	24,815	9,373,866
Cirrus Logic, Inc.(1)	22,485	3,339,697
First Solar, Inc.(1)	21,148	4,990,082
Intel Corp.(1)	149,335	20,851,646
KLA Corp.	115,590	34,874,659
Lam Research Corp.	25,763	11,163,881
NVIDIA Corp.	17,400	3,481,566
NXP Semiconductors NV	77,473	21,772,237
QUALCOMM, Inc.	9,626	1,778,788
		143,978,625
Software — 5.2%
Adobe, Inc.(1)	40,825	8,369,941
AppLovin Corp., Class A(1)	15,568	8,021,101
Atlassian Corp., Class A(1)	72,707	5,655,878
Docusign, Inc.(1)	22,614	1,004,514
HubSpot, Inc.(1)	16,575	3,025,103
Intuit, Inc.	20,315	5,302,215
Microsoft Corp.	133,916	49,953,346
Pegasystems, Inc.	50,091	1,501,227
Salesforce, Inc.	23,188	3,632,632
ServiceNow, Inc.(1)	65,308	6,483,778
Zoom Communications, Inc., Class A(1)	151,296	13,058,358
		106,008,093
Specialized REITs — 0.2%
American Tower Corp.	24,578	4,020,223
Specialty Retail — 1.0%
Gap, Inc.	145,914	2,725,673

Schedule of Investments - Disciplined Value Fund

	Shares	Value
Lowe's Cos., Inc.	68,038	$15,001,699
Ulta Beauty, Inc.(1)	4,811	2,169,665
		19,897,037
Technology Hardware, Storage and Peripherals — 5.5%
Apple, Inc.	261,622	75,702,942
Dell Technologies, Inc., Class C	42,579	18,371,135
Hewlett Packard Enterprise Co.	4,104	185,131
NetApp, Inc.	30,454	4,713,061
Sandisk Corp.(1)	6,009	13,662,844
		112,635,113
Textiles, Apparel and Luxury Goods — 0.3%
Deckers Outdoor Corp.(1)	51,816	5,144,810
Lululemon Athletica, Inc.(1)	5,366	612,690
		5,757,500
Trading Companies and Distributors — 1.0%
Core & Main, Inc., Class A(1)	54,465	2,627,936
Ferguson Enterprises, Inc.	64,461	15,298,529
Rush Enterprises, Inc., Class A	42,686	3,115,438
		21,041,903
Wireless Telecommunication Services — 0.1%
Millicom International Cellular SA	22,249	2,019,319
TOTAL COMMON STOCKS (Cost $1,632,723,539)		2,044,635,363
SHORT-TERM INVESTMENTS — 0.4%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	458,466	458,466
Repurchase Agreements — 0.4%
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.25%, 4/30/33, valued at $7,865,350), at 3.65%, dated 6/30/26, due 7/1/26 (Delivery value $7,711,782)		7,711,000
TOTAL SHORT-TERM INVESTMENTS (Cost $8,169,466)		8,169,466
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $1,640,893,005)		2,052,804,829
OTHER ASSETS AND LIABILITIES — 0.1%		1,718,883
TOTAL NET ASSETS — 100.0%		$2,054,523,712

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

FAIR VALUE MEASUREMENTS
The following is a summary of the fund’s valuation inputs as of period end.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,044,635,363	—	—
Short-Term Investments	458,466	$7,711,000	—
	$2,045,093,829	$7,711,000	—

See Notes to Financial Statements.

Schedule of Investments - Global Gold Fund
JUNE 30, 2026

	Shares	Value
COMMON STOCKS — 99.2%
Australia — 12.4%
Capricorn Metals Ltd.	1,421,000	$12,570,493
Evolution Mining Ltd.	3,256,966	26,931,034
Genesis Minerals Ltd.(1)	2,977,700	10,940,066
Greatland Resources Ltd.(1)	625,100	5,009,784
Kingsgate Consolidated Ltd.	1,630,700	5,682,699
Northern Star Resources Ltd.	2,274,733	30,116,727
Ora Banda Mining Ltd.(1)	2,082,900	1,550,073
Pantoro Gold Ltd.(1)	2,295,000	3,730,849
Perseus Mining Ltd.	5,203,400	17,581,399
Ramelius Resources Ltd.	2,359,848	4,856,532
Regis Resources Ltd.	5,323,500	22,561,278
Resolute Mining Ltd.(1)	8,267,400	5,505,796
Vault Minerals Ltd.	3,422,192	10,032,067
West African Resources Ltd.(1)	3,110,400	5,844,452
Westgold Resources Ltd.	4,815,100	15,974,247
		178,887,496
Brazil — 0.4%
Aura Minerals, Inc.	98,600	6,206,870
Canada — 50.3%
AbraSilver Resource Corp.(1)	130,100	1,312,696
Agnico Eagle Mines Ltd.	576,273	89,397,231
Alamos Gold, Inc., Class A	863,900	26,210,725
Allied Gold Corp. (New York)(1)(2)	400,900	9,533,403
Andean Precious Metals Corp.(1)	1,226,343	5,032,481
Aris Mining Corp.(1)	631,900	9,421,629
B2Gold Corp.	4,655,300	17,410,822
Barrick Mining Corp.	2,416,620	88,762,453
Centerra Gold, Inc.	684,200	10,851,412
Discovery Silver Corp.(1)	1,084,200	6,482,648
DPM Metals, Inc.	923,100	29,979,190
Eldorado Gold Corp.	93,000	2,891,370
Endeavour Silver Corp.(1)	1,239,200	10,260,576
Equinox Gold Corp.(2)	1,174,100	11,412,252
First Majestic Silver Corp.	1,185,800	20,111,168
Fortuna Mining Corp.(1)	646,300	5,461,235
Franco-Nevada Corp.	291,800	60,822,792
Galiano Gold, Inc.(1)(2)	3,639,120	6,799,695
IAMGOLD Corp.(1)	2,095,400	33,191,136
Jaguar Mining, Inc.(1)(2)	250,100	911,699
K92 Mining, Inc.(1)	877,900	13,778,991
Kinross Gold Corp.	3,081,257	72,779,290
Lundin Gold, Inc.	135,700	7,320,576
LunR Royalties Corp.(1)	28,339	377,654
New Pacific Metals Corp.(1)(2)	354,000	1,430,227
Novagold Resources, Inc.(1)(2)	95,300	569,818
OceanaGold Corp.	1,092,266	27,378,852
OR Royalties, Inc.	280,100	8,859,563
Orezone Gold Corp.(1)	2,282,500	3,637,194
Orla Mining Ltd.	1,065,600	10,421,204
Pan American Silver Corp.	736,063	32,968,262
Rio2 Ltd.(1)	883,000	1,656,111
SSR Mining, Inc.(1)	646,000	18,268,880

Schedule of Investments - Global Gold Fund

	Shares	Value
Torex Gold Resources, Inc.	384,664	$15,310,617
Victoria Gold Corp./Vancouver(1)(2)	473,000	3,335
Wesdome Gold Mines Ltd.(1)	566,000	9,717,680
Wheaton Precious Metals Corp.	506,500	56,890,080
		727,624,947
China — 3.8%
Zhaojin Mining Industry Co. Ltd., H Shares	2,887,000	6,105,553
Zijin Gold International Co. Ltd.	355,976	4,068,062
Zijin Mining Group Co. Ltd., H Shares	12,500,000	44,199,939
		54,373,554
Colombia — 0.4%
Mineros SA(2)	1,313,300	5,861,582
Mexico — 0.5%
Industrias Penoles SAB de CV(2)	163,500	7,136,407
Peru — 0.4%
Cia de Minas Buenaventura SAA, ADR	224,400	6,572,676
Singapore — 0.2%
CNMC Goldmine Holdings Ltd.	2,727,800	2,379,453
South Africa — 12.8%
Anglogold Ashanti PLC (New York)	945,422	76,475,186
DRDGOLD Ltd., ADR	439,000	9,350,700
Gold Fields Ltd., ADR	1,946,400	65,379,576
Harmony Gold Mining Co. Ltd., ADR	1,908,600	29,029,806
Impala Platinum Holdings Ltd.	211,500	2,221,969
Northam Platinum Holdings Ltd.	213,500	3,084,200
		185,541,437
United Kingdom — 4.9%
AltynGold PLC(1)	207,500	2,444,671
Endeavour Mining PLC	735,815	36,893,217
Fresnillo PLC	313,000	11,398,601
Hochschild Mining PLC	1,785,500	10,968,226
Pan African Resources PLC	6,634,800	8,576,836
		70,281,551
United States — 13.1%
Coeur Mining, Inc.	1,679,464	27,408,852
Hecla Mining Co.	848,400	13,090,812
Newmont Corp.	1,296,280	121,072,552
Royal Gold, Inc.	143,821	28,708,110
		190,280,326
TOTAL COMMON STOCKS (Cost $643,653,389)		1,435,146,299
SHORT-TERM INVESTMENTS — 0.8%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	16,625	16,625
State Street Navigator Securities Lending Government Money Market Portfolio(3)	2,078,020	2,078,020
		2,094,645
Repurchase Agreements — 0.7%
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 9/30/31, valued at $9,607,441), at 3.65%, dated 6/30/26, due 7/1/26 (Delivery value $9,419,955)		9,419,000
TOTAL SHORT-TERM INVESTMENTS (Cost $11,513,645)		11,513,645
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $655,167,034)		1,446,659,944

Schedule of Investments - Global Gold Fund

	Shares	Value
OTHER ASSETS AND LIABILITIES — 0.0%		$407,861
TOTAL NET ASSETS — 100.0%		$1,447,067,805

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $7,607,299. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $8,299,667, which includes securities collateral of $6,221,647.

FAIR VALUE MEASUREMENTS
The following is a summary of the fund’s valuation inputs as of period end.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$178,887,496	—
Canada	$585,504,279	142,120,668	—
China	—	54,373,554	—
Colombia	—	5,861,582	—
Mexico	—	7,136,407	—
Singapore	—	2,379,453	—
South Africa	180,235,268	5,306,169	—
United Kingdom	—	70,281,551	—
Other Countries	203,059,872	—	—
Short-Term Investments	2,094,645	9,419,000	—
	$970,894,064	$475,765,880	—

See Notes to Financial Statements.

Schedule of Investments - Small Company Fund
JUNE 30, 2026

	Shares	Value
COMMON STOCKS — 99.3%
Aerospace and Defense — 0.2%
V2X, Inc.(1)	4,299	$320,533
Automobile Components — 1.0%
Adient PLC(1)	9,736	178,948
Fox Factory Holding Corp.(1)	18,733	317,431
Garrett Motion, Inc.	31,401	1,137,658
Gentherm, Inc.(1)	7,551	257,564
		1,891,601
Banks — 7.2%
Bank of NT Butterfield & Son Ltd.	13,980	831,810
BankUnited, Inc.	36,575	1,772,059
Burke & Herbert Financial Services Corp.	4,573	328,616
Byline Bancorp, Inc.	13,513	508,900
First BanCorp	21,133	550,937
First Financial Bancorp	38,749	1,310,879
First Financial Corp.	7,418	574,450
Fulton Financial Corp.	32,020	774,564
Hanmi Financial Corp.	14,549	471,388
Hope Bancorp, Inc.	57,751	790,034
International Bancshares Corp.	5,755	437,092
Mercantile Bank Corp.	5,394	309,723
Metropolitan Bank Holding Corp.	7,108	701,986
Northwest Bancshares, Inc.	29,783	451,510
OFG Bancorp	9,976	489,522
Pathward Financial, Inc.	9,982	869,033
Peoples Bancorp, Inc.	16,804	645,442
Popular, Inc.	2,742	450,181
Provident Financial Services, Inc.	48,604	1,148,998
QCR Holdings, Inc.	3,859	375,674
Simmons First National Corp., Class A	4,053	91,800
TriCo Bancshares	4,248	228,755
		14,113,353
Beverages — 0.3%
Coca-Cola Consolidated, Inc.	2,771	529,039
Biotechnology — 7.1%
ADMA Biologics, Inc.(1)	43,205	361,626
Alkermes PLC(1)	55,054	2,884,554
AnaptysBio, Inc.(1)	8,404	567,270
Aurinia Pharmaceuticals, Inc.(1)	55,672	944,754
Biohaven Ltd.(1)	7,754	115,380
BioMarin Pharmaceutical, Inc.(1)	3,310	189,398
CareDx, Inc.(1)	24,494	698,079
Caris Life Sciences, Inc.(1)(2)	42,899	764,460
Catalyst Pharmaceuticals, Inc.(1)	38,343	1,205,120
Halozyme Therapeutics, Inc.(1)	9,225	722,041
Intellia Therapeutics, Inc.(1)	10,385	175,714
Kodiak Sciences, Inc.(1)	6,546	255,032
Krystal Biotech, Inc.(1)	1,103	409,952
Kura Oncology, Inc.(1)	38,976	427,567
Myriad Genetics, Inc.(1)	2,297	13,116
Relay Therapeutics, Inc.(1)	2,689	50,311

Schedule of Investments - Small Company Fund

	Shares	Value
Sarepta Therapeutics, Inc.(1)	14,053	$252,532
Travere Therapeutics, Inc.(1)	22,816	1,296,177
Veracyte, Inc.(1)	26,446	1,553,174
Vericel Corp.(1)	24,361	1,083,821
		13,970,078
Broadline Retail — 0.1%
Etsy, Inc.(1)	2,400	180,792
Macy's, Inc.	3,822	90,008
		270,800
Building Products — 1.9%
Apogee Enterprises, Inc.	10,433	477,206
AZZ, Inc.	177	27,444
Griffon Corp.	19,642	1,915,684
Janus International Group, Inc.(1)	65,529	363,686
Modine Manufacturing Co.(1)	1,963	524,160
Quanex Building Products Corp.	22,058	410,720
		3,718,900
Capital Markets — 3.0%
Acadian Asset Management, Inc.	13,230	946,210
Donnelley Financial Solutions, Inc.(1)	12,568	527,228
Hamilton Lane, Inc., Class A	5,152	406,132
Piper Sandler Cos.	1,184	85,650
PJT Partners, Inc., Class A	11,204	1,691,132
StoneX Group, Inc.(1)	17,051	2,020,543
Victory Capital Holdings, Inc., Class A	1,788	150,299
		5,827,194
Chemicals — 1.8%
Cabot Corp.	8,856	804,302
Chemours Co.	5,882	120,699
Ecovyst, Inc.(1)	32,952	410,252
Ingevity Corp.(1)	11,544	861,991
Scotts Miracle-Gro Co.	18,165	1,237,218
		3,434,462
Commercial Services and Supplies — 1.9%
Brink's Co.	2,253	212,886
Cimpress PLC(1)	8,184	832,313
Deluxe Corp.	21,490	513,181
Healthcare Services Group, Inc.(1)	34,595	849,653
Interface, Inc.	10,220	366,285
Millerknoll, Inc.	32,631	667,630
Pitney Bowes, Inc.	10,451	183,102
		3,625,050
Communications Equipment — 3.5%
ADTRAN Holdings, Inc.(1)	37,028	514,689
Calix, Inc.(1)	24,008	895,979
Extreme Networks, Inc.(1)	27,546	891,664
Harmonic, Inc.(1)	2,400	39,192
NetScout Systems, Inc.(1)	34,235	1,490,934
Viasat, Inc.(1)	7,906	710,038
Viavi Solutions, Inc.(1)	46,925	2,240,669
		6,783,165
Construction and Engineering — 6.3%
Argan, Inc.	2,843	2,270,278

Schedule of Investments - Small Company Fund

	Shares	Value
Dycom Industries, Inc.(1)	533	$269,480
Granite Construction, Inc.	12,893	2,038,125
IES Holdings, Inc.(1)	356	261,539
Legence Corp., Class A(1)	1,709	145,658
Limbach Holdings, Inc.(1)	4,030	310,310
MYR Group, Inc.(1)	2,406	1,203,962
NWPX Infrastructure, Inc.(1)	806	120,852
Primoris Services Corp.	9,027	894,756
Sterling Infrastructure, Inc.(1)	4,233	3,553,011
Tutor Perini Corp.	14,330	1,188,960
		12,256,931
Consumer Finance — 2.6%
Dave, Inc.(1)	729	271,618
Enova International, Inc.(1)	12,138	2,921,981
FirstCash Holdings, Inc.	3,750	811,200
OneMain Holdings, Inc.	2,970	181,081
PROG Holdings, Inc.	18,259	851,052
		5,036,932
Consumer Staples Distribution & Retail — 1.1%
Maplebear, Inc.(1)	24,527	1,161,353
United Natural Foods, Inc.(1)	20,524	937,331
		2,098,684
Containers and Packaging — 0.4%
Myers Industries, Inc.	23,339	824,100
Distributors — 0.1%
GigaCloud Technology, Inc., Class A(1)	3,379	106,776
Diversified Consumer Services — 1.6%
American Public Education, Inc.(1)	4,846	260,230
Coursera, Inc.(1)	97,958	552,483
Frontdoor, Inc.(1)	26,833	2,081,973
Perdoceo Education Corp.	10,304	329,728
		3,224,414
Diversified REITs — 0.1%
American Assets Trust, Inc.	11,766	290,503
Diversified Telecommunication Services — 0.9%
Bandwidth, Inc., Class A(1)	10,526	666,296
IDT Corp., Class B	5,819	338,433
Liberty Capital Corp., Class C(1)	2,098	45,233
Liberty Latin America Ltd., Class C(1)	30,403	236,839
Lumen Technologies, Inc.(1)	70,323	540,081
		1,826,882
Electric Utilities — 0.1%
Portland General Electric Co.	3,787	196,280
Electrical Equipment — 4.6%
Allient, Inc.	7,028	723,392
Array Technologies, Inc.(1)	74,700	553,527
EnerSys	10,804	2,526,191
Nextpower, Inc., Class A(1)	14,702	1,751,596
Plug Power, Inc.(1)(2)	57,235	155,107
Powell Industries, Inc.	6,420	1,838,431
Vicor Corp.(1)	3,685	1,399,490
		8,947,734

Schedule of Investments - Small Company Fund

	Shares	Value
Electronic Equipment, Instruments and Components — 2.8%
Arlo Technologies, Inc.(1)	48,446	$653,052
Daktronics, Inc.(1)	11,725	229,341
Fabrinet(1)	390	219,211
nLight, Inc.(1)	9,197	640,295
Ralliant Corp.	9,275	682,919
Rogers Corp.(1)	755	123,616
Sanmina Corp.(1)	4,233	1,071,288
ScanSource, Inc.(1)	10,101	526,161
TTM Technologies, Inc.(1)	7,651	1,430,890
		5,576,773
Energy Equipment and Services — 1.4%
Helmerich & Payne, Inc.	15,452	505,899
Innovex International, Inc.(1)	18,994	471,051
Tidewater, Inc.(1)	9,270	617,660
Transocean Ltd.(1)	29,079	142,196
Weatherford International PLC	12,583	1,025,515
		2,762,321
Entertainment — 0.3%
IMAX Corp.(1)	11,489	457,952
Sphere Entertainment Co.(1)	650	112,469
		570,421
Financial Services — 1.9%
Essent Group Ltd.	11,886	764,032
Flywire Corp.(1)	55,520	975,487
Remitly Global, Inc.(1)	53,608	1,201,355
Sezzle, Inc.(1)(2)	4,446	763,067
		3,703,941
Food Products — 0.2%
Del Monte Corp.	6,607	184,401
Seneca Foods Corp., Class A(1)	1,024	178,115
		362,516
Gas Utilities — 0.3%
UGI Corp.	16,969	586,109
Ground Transportation — 0.5%
ArcBest Corp.	832	119,425
Landstar System, Inc.	3,814	788,773
Werner Enterprises, Inc.	329	14,348
		922,546
Health Care Equipment and Supplies — 2.8%
Alphatec Holdings, Inc.(1)	56,103	485,291
AtriCure, Inc.(1)	14,843	415,307
Axogen, Inc.(1)	3,237	149,517
Enovis Corp.(1)	27,798	575,419
Glaukos Corp.(1)	4,493	627,942
Haemonetics Corp.(1)	1,818	136,350
Inspire Medical Systems, Inc.(1)	1,061	47,331
Lantheus Holdings, Inc.(1)	5,629	624,481
LivaNova PLC(1)	14,098	1,159,278
Merit Medical Systems, Inc.(1)	2,732	189,437
Novocure Ltd.(1)	26,573	402,581
QuidelOrtho Corp.(1)	32,943	576,997
		5,389,931

Schedule of Investments - Small Company Fund

	Shares	Value
Health Care Providers and Services — 2.0%
AdaptHealth Corp.(1)	13,925	$145,098
Addus HomeCare Corp.(1)	4,631	465,277
Alignment Healthcare, Inc.(1)	26,249	624,989
AMN Healthcare Services, Inc.(1)	18,349	593,957
Guardian Pharmacy Services, Inc., Class A(1)	3,228	135,156
HealthEquity, Inc.(1)	3,205	289,476
PACS Group, Inc.(1)	3,588	152,992
Pediatrix Medical Group, Inc.(1)	15,818	400,670
Progyny, Inc.(1)	36,153	1,042,291
		3,849,906
Health Care REITs — 0.3%
CareTrust REIT, Inc.	13,429	541,860
Health Care Technology — 0.4%
Teladoc Health, Inc.(1)	99,763	845,990
Hotel & Resort REITs — 0.8%
DiamondRock Hospitality Co.	99,877	1,216,502
Ryman Hospitality Properties, Inc.	3,394	436,299
		1,652,801
Hotels, Restaurants and Leisure — 1.5%
Brinker International, Inc.(1)	4,076	684,768
Navan, Inc., Class A(1)	9,496	217,174
Rush Street Interactive, Inc.(1)	43,883	1,305,080
Super Group SGHC Ltd.	48,987	663,774
		2,870,796
Household Durables — 1.7%
Cavco Industries, Inc.(1)	2,981	1,831,467
Champion Homes, Inc.(1)	9,968	878,380
Installed Building Products, Inc.	1,266	290,977
Sonos, Inc.(1)	17,916	242,404
		3,243,228
Household Products — 0.8%
Central Garden & Pet Co.(1)	4,813	213,408
Central Garden & Pet Co., Class A(1)	15,024	582,481
Spectrum Brands Holdings, Inc.	9,629	825,687
		1,621,576
Independent Power and Renewable Electricity Producers — 0.0%
AES Corp.	3,394	49,756
Industrial REITs — 0.3%
Americold Realty Trust, Inc.	5,033	79,119
Innovative Industrial Properties, Inc.(2)	7,887	488,836
		567,955
Insurance — 1.3%
Palomar Holdings, Inc.(1)	8,550	1,080,634
Slide Insurance Holdings, Inc.(1)	40,055	775,865
Universal Insurance Holdings, Inc.	16,846	696,751
		2,553,250
Interactive Media and Services — 1.5%
Cargurus, Inc.(1)	24,900	848,841
Match Group, Inc.	12,445	473,532
Pinterest, Inc., Class A(1)	36,817	774,262
Yelp, Inc.(1)	11,520	282,470

Schedule of Investments - Small Company Fund

	Shares	Value
Ziff Davis, Inc.(1)	9,886	$517,730
		2,896,835
IT Services — 0.1%
Fastly, Inc., Class A(1)	9,588	176,036
Leisure Products — 0.8%
Brunswick Corp.	4,013	338,055
Callaway Golf Co.(1)	1,223	22,980
Hasbro, Inc.	1,101	90,932
Peloton Interactive, Inc., Class A(1)	48,889	288,934
Polaris, Inc.	13,368	914,906
		1,655,807
Life Sciences Tools and Services — 1.6%
10X Genomics, Inc., Class A(1)	52,335	2,006,524
Adaptive Biotechnologies Corp.(1)	12,114	259,845
Charles River Laboratories International, Inc.(1)	1,507	341,773
Fortrea Holdings, Inc.(1)	29,903	520,312
		3,128,454
Machinery — 2.5%
Blue Bird Corp.(1)	19,476	1,537,825
Kennametal, Inc.	8,268	289,793
Middleby Corp.(1)	1,890	325,099
Mueller Industries, Inc.	13,983	1,718,930
Proto Labs, Inc.(1)	11,864	967,035
		4,838,682
Marine Transportation — 0.5%
Matson, Inc.	5,489	1,055,150
Media — 0.3%
DoubleVerify Holdings, Inc.(1)	46,830	507,637
Metals and Mining — 2.4%
Commercial Metals Co.	20,988	1,316,997
Compass Minerals International, Inc.(1)	15,468	481,519
Constellium SE(1)	25,242	804,463
Hecla Mining Co.	86,424	1,333,522
SSR Mining, Inc.(1)	19,053	538,819
SunCoke Energy, Inc.	23,243	187,106
		4,662,426
Multi-Utilities — 0.1%
Avista Corp.	5,693	232,901
Office REITs — 0.3%
Easterly Government Properties, Inc.	20,565	512,685
Oil, Gas and Consumable Fuels — 1.9%
California Resources Corp.	7,145	377,756
Delek U.S. Holdings, Inc.	14,402	731,766
Dorian LPG Ltd.	899	31,267
Northern Oil & Gas, Inc.	46,206	838,639
Par Pacific Holdings, Inc.(1)	9,421	528,330
Talos Energy, Inc.(1)	59,708	770,830
World Kinect Corp.	11,347	373,770
		3,652,358
Pharmaceuticals — 2.3%
Amneal Pharmaceuticals, Inc.(1)	95,773	1,657,831
ANI Pharmaceuticals, Inc.(1)	8,701	720,269

Schedule of Investments - Small Company Fund

	Shares	Value
Collegium Pharmaceutical, Inc.(1)	15,780	$571,236
Harmony Biosciences Holdings, Inc.(1)	21,891	797,051
Pacira BioSciences, Inc.(1)	19,833	503,163
Perrigo Co. PLC	12,628	131,205
Supernus Pharmaceuticals, Inc.(1)	4,510	209,760
		4,590,515
Professional Services — 0.9%
Innodata, Inc.(1)	5,956	450,155
Kforce, Inc.	8,476	397,694
Legalzoom.com, Inc.(1)	45,972	281,808
Maximus, Inc.	1,337	71,877
Upwork, Inc.(1)	59,804	499,962
Verra Mobility Corp.(1)	33,685	143,161
		1,844,657
Real Estate Management and Development — 0.4%
Cushman & Wakefield Ltd.(1)	9,993	133,806
Zillow Group, Inc., Class A(1)	13,931	437,015
Zillow Group, Inc., Class C(1)	9,640	303,853
		874,674
Retail REITs — 0.6%
CBL & Associates Properties, Inc.	8,834	468,997
Tanger, Inc.	18,697	737,971
		1,206,968
Semiconductors and Semiconductor Equipment — 7.7%
Ambarella, Inc.(1)	6,048	518,918
Amkor Technology, Inc.	17,881	1,541,879
Axcelis Technologies, Inc.(1)	980	185,661
Cirrus Logic, Inc.(1)	13,211	1,962,230
Cohu, Inc.(1)	3,149	232,743
Diodes, Inc.(1)	809	88,537
FormFactor, Inc.(1)	5,240	838,033
Impinj, Inc.(1)	2,761	395,458
Kulicke & Soffa Industries, Inc.	4,256	569,283
Onto Innovation, Inc.(1)	1,165	440,894
Penguin Solutions, Inc.(1)	25,586	1,944,792
Power Integrations, Inc.	4,444	372,229
Rambus, Inc.(1)	7,843	1,041,080
Semtech Corp.(1)	10,518	1,702,338
SiTime Corp.(1)	1,406	1,048,257
Synaptics, Inc.(1)	5,121	636,182
T1 Energy, Inc.(1)	14,750	139,830
Ultra Clean Holdings, Inc.(1)	10,167	1,449,713
		15,108,057
Software — 6.2%
Adeia, Inc.	29,887	984,179
Alarm.com Holdings, Inc.(1)	5,405	252,522
Amplitude, Inc., Class A(1)	33,522	256,443
Appfolio, Inc., Class A(1)	320	51,312
Arteris, Inc.(1)	3,033	147,373
Blackbaud, Inc.(1)	3,776	111,845
BlackLine, Inc.(1)	2,908	81,627
Box, Inc., Class A(1)	46,771	1,241,302
Braze, Inc., Class A(1)	15,697	340,468

Schedule of Investments - Small Company Fund

	Shares	Value
Clear Secure, Inc., Class A	17,094	$952,649
Commvault Systems, Inc.(1)	2,733	387,348
Digital Turbine, Inc.(1)	14,823	191,217
Five9, Inc.(1)	33,298	709,913
HubSpot, Inc.(1)	2,412	440,214
Intapp, Inc.(1)	14,477	364,965
InterDigital, Inc.	1,196	338,623
LiveRamp Holdings, Inc.(1)	2,467	92,858
Mitek Systems, Inc.(1)	8,951	180,184
PagerDuty, Inc.(1)	16,312	157,411
Pegasystems, Inc.	19,346	579,800
Q2 Holdings, Inc.(1)	14,670	705,627
Qualys, Inc.(1)	1,174	161,413
RingCentral, Inc., Class A	28,731	1,119,934
SPS Commerce, Inc.(1)	7,264	415,283
Tenable Holdings, Inc.(1)	15,326	565,223
Teradata Corp.(1)	10,052	348,302
UiPath, Inc., Class A(1)	7,363	80,036
Varonis Systems, Inc.(1)	7,959	333,960
Workiva, Inc.(1)	79	3,832
Zeta Global Holdings Corp., Class A(1)	23,463	461,752
		12,057,615
Specialty Retail — 2.4%
Abercrombie & Fitch Co., Class A(1)	6,539	588,575
American Eagle Outfitters, Inc.	45,836	788,379
Bath & Body Works, Inc.	25,429	588,173
RealReal, Inc.(1)	28,441	335,319
Signet Jewelers Ltd.	15,252	1,314,722
Upbound Group, Inc.	9,566	202,991
Victoria's Secret & Co.(1)	2,706	225,897
Warby Parker, Inc., Class A(1)	19,926	604,555
		4,648,611
Textiles, Apparel and Luxury Goods — 0.6%
Crocs, Inc.(1)	10,271	1,239,093
Steven Madden Ltd.	668	28,123
		1,267,216
Trading Companies and Distributors — 1.1%
DXP Enterprises, Inc.(1)	3,750	632,775
Rush Enterprises, Inc., Class A	14,239	1,039,233
Xometry, Inc., Class A(1)	5,297	511,267
		2,183,275
TOTAL COMMON STOCKS (Cost $131,165,491)		194,065,646
RIGHTS — 0.0%
Biotechnology — 0.0%
Poseida Therapeutics, Inc.(1)(2)	31,092	15,546
Pharmaceuticals — 0.0%
Avadel Pharmaceuticals PLC(1)	10,936	6,999
TOTAL RIGHTS (Cost $22,545)		22,545
SHORT-TERM INVESTMENTS — 1.3%
Money Market Funds — 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class	14,284	14,284

Schedule of Investments - Small Company Fund

	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio(3)	1,430,978	$1,430,978
		1,445,262
Repurchase Agreements — 0.6%
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.75%, 8/15/55, valued at $1,109,920), at 3.65%, dated 6/30/26, due 7/1/26 (Delivery value $1,088,110)		1,088,000
TOTAL SHORT-TERM INVESTMENTS (Cost $2,533,262)		2,533,262
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $133,721,298)		196,621,453
OTHER ASSETS AND LIABILITIES — (0.6)%		(1,234,196)
TOTAL NET ASSETS — 100.0%		$195,387,257

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,688,787. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,755,756, which includes securities collateral of $324,778.

FAIR VALUE MEASUREMENTS
The following is a summary of the fund’s valuation inputs as of period end.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$194,065,646	—	—
Rights	22,545	—	—
Short-Term Investments	1,445,262	$1,088,000	—
	$195,533,453	$1,088,000	—

See Notes to Financial Statements.

Schedule of Investments - Utilities Fund
JUNE 30, 2026

	Shares	Value
COMMON STOCKS — 99.3%
Electric Utilities — 59.0%
American Electric Power Co., Inc.	58,873	$8,054,415
Constellation Energy Corp.	36,245	9,002,171
Duke Energy Corp.	179,160	22,678,073
Edison International	135,353	10,077,031
Entergy Corp.	81,318	9,340,185
Evergy, Inc.	97,326	8,411,886
Eversource Energy	8,764	633,374
Exelon Corp.	289,332	13,488,658
FirstEnergy Corp.	198,022	9,413,966
NextEra Energy, Inc.	370,031	32,477,621
NRG Energy, Inc.	36,661	5,354,706
OGE Energy Corp.	102,806	5,002,540
PG&E Corp.	478,857	8,054,375
Pinnacle West Capital Corp.	70,057	7,496,099
PPL Corp.	269,553	9,798,251
Southern Co.	142,999	13,686,434
Xcel Energy, Inc.	43,862	3,522,119
		176,491,904
Gas Utilities — 8.1%
Atmos Energy Corp.	29,555	5,091,440
Chesapeake Utilities Corp.	38,085	4,664,651
New Jersey Resources Corp.	87,736	4,916,725
Northwest Natural Holding Co.	100,831	4,946,769
ONE Gas, Inc.	61,392	4,731,481
		24,351,066
Independent Power Producers and Energy Traders — 8.4%
AES Corp.	458,533	6,722,094
Talen Energy Corp.(1)	12,619	4,848,977
Vistra Corp.	85,130	13,504,172
		25,075,243
Multi-Utilities — 22.1%
Ameren Corp.	50,429	5,700,494
CMS Energy Corp.	52,727	4,033,616
Consolidated Edison, Inc.	107,556	11,898,920
Dominion Energy, Inc.	147,658	10,083,565
DTE Energy Co.	71,620	10,912,739
NiSource, Inc.	84,519	4,018,879
Public Service Enterprise Group, Inc.	148,575	12,058,347
Sempra	61,656	5,716,128
WEC Energy Group, Inc.	14,743	1,721,540
		66,144,228
Water Utilities — 1.7%
California Water Service Group	104,728	5,095,017
TOTAL COMMON STOCKS (Cost $218,444,182)		297,157,458
SHORT-TERM INVESTMENTS — 0.4%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	167,077	167,077

Schedule of Investments - Utilities Fund

	Shares	Value
Repurchase Agreements — 0.3%
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.25%, 5/15/50, valued at $1,070,039),at 3.65%, dated 6/30/26, due 7/1/26 (Delivery value $1,049,106)		$1,049,000
TOTAL SHORT-TERM INVESTMENTS (Cost $1,216,077)		1,216,077
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $219,660,259)		298,373,535
OTHER ASSETS AND LIABILITIES — 0.3%		864,168
TOTAL NET ASSETS — 100.0%		$299,237,703

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

FAIR VALUE MEASUREMENTS
The following is a summary of the fund’s valuation inputs as of period end.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$297,157,458	—	—
Short-Term Investments	167,077	$1,049,000	—
	$297,324,535	$1,049,000	—

See Notes to Financial Statements.

Statements of Assets and Liabilities

JUNE 30, 2026
	Disciplined Core Equity Fund	Disciplined Growth Fund
Assets
Investment securities, at value	$1,909,105,080	$450,264,875
Receivable for investments sold	11,554,859	70,038,414
Receivable for capital shares sold	374,550	76,104
Dividends and interest receivable	660,862	55,659
	1,921,695,351	520,435,052

Liabilities
Payable for investments purchased	8,539,115	68,314,033
Payable for capital shares redeemed	439,042	184,740
Accrued management fees	1,008,258	329,456
Distribution and service fees payable	21,541	22,183
	10,007,956	68,850,412

Net Assets	$1,911,687,395	$451,584,640

Net Assets Consist of:
Capital (par value and paid-in surplus)	$994,806,882	$148,264,385
Distributable earnings (loss)	916,880,513	303,320,255
	$1,911,687,395	$451,584,640

Investment securities, at cost	$1,148,169,219	$219,260,303

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Disciplined Core Equity Fund
Investor Class, $0.01 Par Value	$1,765,507,434	45,865,123	$38.49
I Class, $0.01 Par Value	$66,176,305	1,715,593	$38.57
A Class, $0.01 Par Value	$50,612,430	1,318,535	$38.39
Maximum Offering Price Per Share (Net asset value divide by 0.9425)			$40.73
C Class, $0.01 Par Value	$1,135,160	30,891	$36.75
R Class, $0.01 Par Value	$25,220,567	657,209	$38.38
R5 Class, $0.01 Par Value	$3,035,499	78,674	$38.58
Disciplined Growth Fund
Investor Class, $0.01 Par Value	$293,066,620	12,272,264	$23.88
I Class, $0.01 Par Value	$70,927,313	2,881,534	$24.61
Y Class, $0.01 Par Value	$202,463	8,173	$24.77
A Class, $0.01 Par Value	$66,542,449	2,951,059	$22.55
Maximum Offering Price Per Share (Net asset value divide by 0.9425)			$23.93
C Class, $0.01 Par Value	$1,324,910	80,527	$16.45
R Class, $0.01 Par Value	$18,286,175	887,947	$20.59
R5 Class, $0.01 Par Value	$1,234,710	50,087	$24.65
Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class. The A Class may incur an initial sales charge and the A Class and C Class may be subject to a contingent deferred sales charge.

See Notes to Financial Statements.

Statements of Assets and Liabilities

JUNE 30, 2026
	Disciplined Value Fund	Global Gold Fund
Assets
Investment securities, at value	$2,052,804,829	$1,444,581,924
Investment made with cash collateral received for securities on loan, at value	—	2,078,020
Cash	27,065	16,531
Foreign currency holdings, at value	—	79,185
Receivable for investments sold	92,475,292	—
Receivable for capital shares sold	244,806	6,988,604
Dividends and interest receivable	1,609,450	728,989
Securities lending receivable	—	3,401
	2,147,161,442	1,454,476,654

Liabilities
Payable for collateral received for securities on loan	—	2,078,020
Payable for investments purchased	89,053,049	—
Payable for capital shares redeemed	2,494,810	4,491,058
Accrued management fees	1,059,789	821,613
Distribution and service fees payable	30,082	18,158
	92,637,730	7,408,849

Net Assets	$2,054,523,712	$1,447,067,805

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,389,578,249	$514,277,829
Distributable earnings (loss)	664,945,463	932,789,976
	$2,054,523,712	$1,447,067,805

Investment securities, at cost	$1,640,893,005	$653,089,014
Investment securities on loan, at value	—	$7,607,299
Investment made with cash collateral received for securities on loan, at cost	—	$2,078,020
Foreign currency holdings, at cost	—	$80,015

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Disciplined Value Fund
Investor Class, $0.01 Par Value	$1,754,914,318	40,368,544	$43.47
I Class, $0.01 Par Value	$163,648,174	3,753,787	$43.60
A Class, $0.01 Par Value	$110,275,933	2,544,260	$43.34
Maximum Offering Price Per Share (Net asset value divide by 0.9425)			$45.98
C Class, $0.01 Par Value	$3,411,056	79,036	$43.16
R Class, $0.01 Par Value	$11,570,149	266,357	$43.44
R5 Class, $0.01 Par Value	$10,704,082	245,427	$43.61
Global Gold Fund
Investor Class, $0.01 Par Value	$1,298,386,660	47,988,867	$27.06
I Class, $0.01 Par Value	$96,526,314	3,522,925	$27.40
A Class, $0.01 Par Value	$33,664,906	1,274,664	$26.41
Maximum Offering Price Per Share (Net asset value divide by 0.9425)			$28.02
C Class, $0.01 Par Value	$5,347,145	214,496	$24.93
R Class, $0.01 Par Value	$13,142,780	503,984	$26.08
Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class. The A Class may incur an initial sales charge and the A Class and C Class may be subject to a contingent deferred sales charge.

See Notes to Financial Statements.

Statements of Assets and Liabilities

JUNE 30, 2026
	Small Company Fund	Utilities Fund
Assets
Investment securities, at value	$195,190,475	$298,373,535
Investment made with cash collateral received for securities on loan, at value	1,430,978	—
Foreign currency holdings, at value	—	13
Receivable for investments sold	—	849,546
Receivable for capital shares sold	373,925	54,157
Dividends and interest receivable	95,176	329,974
Securities lending receivable	349	—
	197,090,903	299,607,225

Liabilities
Payable for collateral received for securities on loan	1,430,978	—
Payable for capital shares redeemed	139,391	211,907
Accrued management fees	130,556	157,615
Distribution and service fees payable	2,721	—
	1,703,646	369,522

Net Assets	$195,387,257	$299,237,703

Net Assets Consist of:
Capital (par value and paid-in surplus)	$119,885,835	$204,792,889
Distributable earnings (loss)	75,501,422	94,444,814
	$195,387,257	$299,237,703

Investment securities, at cost	$132,290,320	$219,660,259
Investment securities on loan, at value	$1,688,787	—
Investment made with cash collateral received for securities on loan, at cost	$1,430,978	—
Foreign currency holdings, at cost	—	$12

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Small Company Fund
Investor Class, $0.01 Par Value	$175,224,852	7,826,777	$22.39
I Class, $0.01 Par Value	$9,110,465	403,726	$22.57
A Class, $0.01 Par Value	$7,812,371	362,064	$21.58
Maximum Offering Price Per Share (Net asset value divide by 0.9425)			$22.90
C Class, $0.01 Par Value	$137,099	7,116	$19.27
R Class, $0.01 Par Value	$2,759,260	133,749	$20.63
R5 Class, $0.01 Par Value	$343,210	15,191	$22.59
Utilities Fund
Investor Class, $0.01 Par Value	$299,237,703	15,128,076	$19.78
Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class. The A Class may incur an initial sales charge and the A Class and C Class may be subject to a contingent deferred sales charge.

See Notes to Financial Statements.

Statements of Operations

YEAR ENDED JUNE 30, 2026
	Disciplined Core Equity Fund	Disciplined Growth Fund
Investment Income (Loss)
Income:
Dividends	$21,815,989	$2,420,108
Interest	357,215	90,133
Less foreign taxes withheld	(16,430)	(4,866)
	22,156,774	2,505,375

Expenses:
Management fees	11,671,105	4,490,974
Distribution and service fees:
A Class	123,311	160,955
C Class	10,659	14,144
R Class	118,408	90,148
Directors' fees and expenses	114,976	29,614
Other expenses	2,246	522
	12,040,705	4,786,357
Fees waived	—	(419,144)
	12,040,705	4,367,213

Net investment income (loss)	10,116,069	(1,861,838)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	224,207,000	96,770,612
Foreign currency translation transactions	20,379	—
	224,227,379	96,770,612

Change in net unrealized appreciation (depreciation) on:
Investments	145,630,336	(28,612,554)
Translation of assets and liabilities in foreign currencies	(25,662)	—
	145,604,674	(28,612,554)

Net realized and unrealized gain (loss)	369,832,053	68,158,058

Net Increase (Decrease) in Net Assets Resulting from Operations	$379,948,122	$66,296,220

See Notes to Financial Statements.

Statements of Operations

YEAR ENDED JUNE 30, 2026
	Disciplined Value Fund	Global Gold Fund
Investment Income (Loss)
Income:
Dividends	$36,348,339	$27,118,091
Interest	358,511	419,781
Securities lending, net	—	165,370
Less foreign taxes withheld	(39,621)	(2,187,326)
	36,667,229	25,515,916

Expenses:
Management fees	12,279,922	10,446,923
Distribution and service fees:
A Class	300,558	99,776
C Class	34,520	56,716
R Class	55,117	76,083
Directors' fees and expenses	122,986	101,719
Other expenses	532	21,393
	12,793,635	10,802,610

Net investment income (loss)	23,873,594	14,713,306

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	341,448,237	267,240,261
Foreign currency translation transactions	—	(115,577)
	341,448,237	267,124,684

Change in net unrealized appreciation (depreciation) on:
Investments	102,005,443	211,830,099
Translation of assets and liabilities in foreign currencies	(7,027)	(1,283)
	101,998,416	211,828,816

Net realized and unrealized gain (loss)	443,446,653	478,953,500

Net Increase (Decrease) in Net Assets Resulting from Operations	$467,320,247	$493,666,806

See Notes to Financial Statements.

Statements of Operations

YEAR ENDED JUNE 30, 2026
	Small Company Fund	Utilities Fund
Investment Income (Loss)
Income:
Dividends	$1,508,929	$8,931,160
Interest	36,341	74,057
Securities lending, net	12,356	1,707
Less foreign taxes withheld	(4,578)	(8,649)
	1,553,048	8,998,275

Expenses:
Management fees	1,364,989	1,923,897
Distribution and service fees:
A Class	17,272	—
C Class	1,185	—
R Class	11,401	—
Directors' fees and expenses	10,178	18,826
	1,405,025	1,942,723

Net investment income (loss)	148,023	7,055,552

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	23,532,514	17,958,999
Foreign currency translation transactions	—	(18)
	23,532,514	17,958,981

Change in net unrealized appreciation (depreciation) on:
Investments	35,639,249	15,585,837
Translation of assets and liabilities in foreign currencies	—	(227)
	35,639,249	15,585,610

Net realized and unrealized gain (loss)	59,171,763	33,544,591

Net Increase (Decrease) in Net Assets Resulting from Operations	$59,319,786	$40,600,143

See Notes to Financial Statements.

Statements of Changes in Net Assets

YEARS ENDED JUNE 30, 2026 AND JUNE 30, 2025
	Disciplined Core Equity Fund		Disciplined Growth Fund
Increase (Decrease) in Net Assets	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Operations
Net investment income (loss)	$10,116,069	$11,168,650	$(1,861,838)	$(1,552,708)
Net realized gain (loss)	224,227,379	200,560,745	96,770,612	57,397,824
Change in net unrealized appreciation (depreciation)	145,604,674	(14,279,270)	(28,612,554)	7,332,018
Net increase (decrease) in net assets resulting from operations	379,948,122	197,450,125	66,296,220	63,177,134

Distributions to Shareholders
From earnings:
Investor Class	(177,488,157)	(10,452,449)	(37,473,411)	(93,358,386)
I Class	(6,628,745)	(638,776)	(10,104,796)	(29,983,980)
Y Class	—	—	(43,509)	(170,220)
A Class	(5,207,489)	(208,018)	(8,427,690)	(19,891,592)
C Class	(119,083)	—	(238,842)	(1,164,007)
R Class	(2,356,818)	(36,142)	(2,456,067)	(5,680,778)
R5 Class	(318,555)	(32,926)	(151,031)	(393,269)
Decrease in net assets from distributions	(192,118,847)	(11,368,311)	(58,895,346)	(150,642,232)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	9,701,417	(155,359,234)	(10,208,158)	94,564,663

Net increase (decrease) in net assets	197,530,692	30,722,580	(2,807,284)	7,099,565

Net Assets
Beginning of period	1,714,156,703	1,683,434,123	454,391,924	447,292,359
End of period	$1,911,687,395	$1,714,156,703	$451,584,640	$454,391,924

See Notes to Financial Statements.

Statements of Changes in Net Assets

YEARS ENDED JUNE 30, 2026 AND JUNE 30, 2025
	Disciplined Value Fund		Global Gold Fund
Increase (Decrease) in Net Assets	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Operations
Net investment income (loss)	$23,873,594	$26,496,423	$14,713,306	$7,430,883
Net realized gain (loss)	341,448,237	180,622,892	267,124,684	41,966,498
Change in net unrealized appreciation (depreciation)	101,998,416	(46,980,135)	211,828,816	344,301,578
Net increase (decrease) in net assets resulting from operations	467,320,247	160,139,180	493,666,806	393,698,959

Distributions to Shareholders
From earnings:
Investor Class	(136,331,882)	(22,539,846)	(12,449,895)	(11,064,269)
I Class	(13,227,181)	(2,880,538)	(1,126,146)	(1,064,095)
A Class	(8,705,790)	(1,692,103)	(239,678)	(270,032)
C Class	(258,577)	(16,580)	(755)	(12,407)
R Class	(854,891)	(106,311)	(57,767)	(73,101)
R5 Class	(1,102,453)	(504,868)	—	—
Decrease in net assets from distributions	(160,480,774)	(27,740,246)	(13,874,241)	(12,483,904)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(143,592,010)	(231,044,139)	(92,297,273)	45,073,580

Net increase (decrease) in net assets	163,247,463	(98,645,205)	387,495,292	426,288,635

Net Assets
Beginning of period	1,891,276,249	1,989,921,454	1,059,572,513	633,283,878
End of period	$2,054,523,712	$1,891,276,249	$1,447,067,805	$1,059,572,513
See Notes to Financial Statements.

Statements of Changes in Net Assets

YEARS ENDED JUNE 30, 2026 AND JUNE 30, 2025
	Small Company Fund		Utilities Fund
Increase (Decrease) in Net Assets	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Operations
Net investment income (loss)	$148,023	$481,856	$7,055,552	$6,749,607
Net realized gain (loss)	23,532,514	6,271,589	17,958,981	31,558,824
Change in net unrealized appreciation (depreciation)	35,639,249	665,278	15,585,610	18,283,091
Net increase (decrease) in net assets resulting from operations	59,319,786	7,418,723	40,600,143	56,591,522

Distributions to Shareholders
From earnings:
Investor Class	(3,334,167)	(460,589)	(29,679,501)	(6,845,643)
I Class	(186,253)	(39,606)	—	—
A Class	(161,527)	(5,833)	—	—
C Class	(3,109)	—	—	—
R Class	(55,297)	—	—	—
R5 Class	(6,378)	(2,129)	—	—
Decrease in net assets from distributions	(3,746,731)	(508,157)	(29,679,501)	(6,845,643)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(5,552,669)	(16,844,435)	11,125,571	(14,943,750)

Net increase (decrease) in net assets	50,020,386	(9,933,869)	22,046,213	34,802,129

Net Assets
Beginning of period	145,366,871	155,300,740	277,191,490	242,389,361
End of period	$195,387,257	$145,366,871	$299,237,703	$277,191,490

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2026

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. The financial statements herein relate to the following funds and the respective share classes offered by the corporation.

Disciplined Core Equity Fund (formerly Equity Growth Fund)	Investor, I, A, C, R, R5
Disciplined Growth Fund	Investor, I, Y, A, C, R, R5
Disciplined Value Fund (formerly Disciplined Core Value Fund)	Investor, I, A, C, R, R5
Global Gold Fund	Investor, I, A, C, R
Small Company Fund	Investor, I, A, C, R, R5
Utilities Fund	Investor

Each fund represents a single operating segment as its operating results are monitored as a whole and the long-term asset allocation is determined in accordance with its prospectus, based on defined investment objectives executed by the fund's portfolio management team. The President of the funds serves as the chief operating decision maker (CODM). A fund's income, expenses, assets, and performance are regularly monitored and assessed by the CODM, using the information consistent with that presented in the financial statements and financial highlights.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — Each fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of a fund's investments is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause a fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Fair Value Measurements — The investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by a fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. The Schedule of Investments provides additional information on a fund's level classifications.

Foreign Currency Translations — All assets and liabilities, including investment securities and other financial instruments, initially expressed in foreign currencies are translated into U.S. dollars each day at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service. A fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income —  Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. A fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Repurchase Agreements — A fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. A fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to a fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, a fund may transfer uninvested cash balances into a joint trading account with certain other funds in the American Century Investments family of funds. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. A fund files U.S. federal, state, local and non-U.S. tax returns as applicable. A fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of a fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of a fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date in a manner consistent with provisions of the 1940 Act. A fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization). Distributions from net realized gains, if any, are generally declared and paid annually. Distributions from net investment income, if any, are generally declared and paid as follows:

Disciplined Core Equity Fund	Quarterly
Disciplined Growth Fund	Semiannually
Disciplined Value Fund	Quarterly
Global Gold Fund	Semiannually
Small Company Fund	Quarterly
Utilities Fund	Quarterly

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to a fund. In addition, in the normal course of business, a fund may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the funds pursuant to a Securities Lending Agreement. The lending of securities exposes a fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, a fund may experience delays in recovery of the loaned securities or delays in access to collateral, or a fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the funds in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, a fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities, and the remaining contractual maturities of any securities lending transactions are considered overnight and continuous.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating a fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on the daily net assets of each class and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of a fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all funds in the American Century Investments family of funds that have the same investment advisor and distributor as the fund. For purposes of determining the Investment Category Fee and Complex Fee, the assets of funds managed by the investment advisor that invest exclusively in the shares of other funds (funds of funds) are not included.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee including any waiver impacts, if applicable, for the period ended June 30, 2026 are as follows:

Disciplined Core Equity Fund	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.65%
I Class		0.0500% to 0.1100%	0.45%
A Class		0.2500% to 0.3100%	0.65%
C Class		0.2500% to 0.3100%	0.65%
R Class		0.2500% to 0.3100%	0.65%
R5 Class		0.0500% to 0.1100%	0.45%

Disciplined Growth Fund	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee		Management Fee Waived
			Before Waiver	After Waiver
Investor Class	0.6880% to 0.8700%	0.2500% to 0.3100%	1.00%	0.91%	$270,400
I Class		0.0500% to 0.1100%	0.80%	0.71%	$71,768
Y Class		0.0000% to 0.0600%	0.75%	0.66%	$317
A Class		0.2500% to 0.3100%	1.00%	0.91%	$57,944
C Class		0.2500% to 0.3100%	1.00%	0.91%	$1,273
R Class		0.2500% to 0.3100%	1.00%	0.91%	$16,227
R5 Class		0.0500% to 0.1100%	0.80%	0.71%	$1,215
During the period ended June 30, 2026, the investment advisor agreed to waive 0.09% of the fund's management fee. Effective August 1, 2026, the waiver will be terminated and the fund's management fee will change from a stepped fee schedule to a flat fee schedule. The annual management fee will be 0.91% for the Investor Class, A Class, C Class and R Class, 0.71% for the I Class and R5 Class and 0.66% for the Y Class.

Disciplined Value Fund	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.65%
I Class		0.0500% to 0.1100%	0.45%
A Class		0.2500% to 0.3100%	0.65%
C Class		0.2500% to 0.3100%	0.65%
R Class		0.2500% to 0.3100%	0.65%
R5 Class		0.0500% to 0.1100%	0.45%

Global Gold Fund	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.65%
I Class		0.0500% to 0.1100%	0.45%
A Class		0.2500% to 0.3100%	0.65%
C Class		0.2500% to 0.3100%	0.65%
R Class		0.2500% to 0.3100%	0.65%

Small Company Fund	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.5380% to 0.7200%	0.2500% to 0.3100%	0.85%
I Class		0.0500% to 0.1100%	0.65%
A Class		0.2500% to 0.3100%	0.85%
C Class		0.2500% to 0.3100%	0.85%
R Class		0.2500% to 0.3100%	0.85%
R5 Class		0.0500% to 0.1100%	0.65%

Utilities Fund	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.65%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2026 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the funds. The directors receive detailed information about the funds and their investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The funds' officers do not receive compensation from the funds.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — A fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Investment transactions, excluding short-term investments, for the period ended June 30, 2026 were as follows:

	Disciplined Core Equity Fund	Disciplined Growth Fund	Disciplined Value Fund
Purchases	$1,767,403,619	$353,485,688	$2,354,630,312
Sales	$1,940,289,064	$424,234,962	$2,634,915,843

	Global Gold Fund	Small Company Fund	Utilities Fund
Purchases	$800,338,513	$152,134,413	$203,969,273
Sales	$892,723,690	$158,928,436	$215,267,279

5. Capital Share Transactions

Transactions in shares of the funds were as follows:

	Year ended June 30, 2026		Year ended June 30, 2025
	Shares	Amount	Shares	Amount
Disciplined Core Equity Fund
Investor Class/Shares Authorized	850,000,000		850,000,000
Sold	1,694,036	$62,211,004	1,608,768	$52,540,839
Issued in reinvestment of distributions	4,848,140	171,805,500	305,508	10,132,959
Redeemed	(5,761,983)	(211,235,122)	(5,722,524)	(186,423,398)
	780,193	22,781,382	(3,808,248)	(123,749,600)
I Class/Shares Authorized	140,000,000		140,000,000
Sold	258,226	9,421,770	195,969	6,391,166
Issued in reinvestment of distributions	184,695	6,563,359	18,760	623,561
Redeemed	(736,542)	(27,544,954)	(608,306)	(19,966,703)
	(293,621)	(11,559,825)	(393,577)	(12,951,976)
A Class/Shares Authorized	40,000,000		40,000,000
Sold	162,660	6,013,048	182,060	5,928,998
Issued in reinvestment of distributions	137,585	4,859,818	5,899	194,345
Redeemed	(333,271)	(12,152,143)	(639,309)	(20,980,836)
	(33,026)	(1,279,277)	(451,350)	(14,857,493)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	10,061	363,832	2,339	75,870
Issued in reinvestment of distributions	3,515	119,082	—	—
Redeemed	(12,363)	(431,147)	(20,530)	(641,491)
	1,213	51,767	(18,191)	(565,621)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	143,920	5,246,037	163,390	5,274,997
Issued in reinvestment of distributions	66,738	2,356,786	1,102	36,111
Redeemed	(199,086)	(7,324,404)	(161,592)	(5,247,577)
	11,572	278,419	2,900	63,531
R5 Class/Shares Authorized	40,000,000		40,000,000
Sold	12,162	448,330	11,444	358,782
Issued in reinvestment of distributions	8,890	315,962	872	28,988
Redeemed	(35,645)	(1,335,341)	(114,329)	(3,685,845)
	(14,593)	(571,049)	(102,013)	(3,298,075)
Net increase (decrease)	451,738	$9,701,417	(4,770,479)	$(155,359,234)

	Year ended June 30, 2026		Year ended June 30, 2025
	Shares	Amount	Shares	Amount
Disciplined Growth Fund
Investor Class/Shares Authorized	480,000,000		480,000,000
Sold	1,366,705	$32,580,840	1,910,464	$48,552,294
Issued in reinvestment of distributions	1,587,947	36,316,340	3,821,675	88,853,959
Redeemed	(3,052,707)	(71,765,968)	(3,198,043)	(79,228,438)
	(98,055)	(2,868,788)	2,534,096	58,177,815
I Class/Shares Authorized	100,000,000		100,000,000
Sold	387,474	9,379,181	857,067	24,280,185
Issued in reinvestment of distributions	429,142	10,102,003	1,258,916	29,974,784
Redeemed	(1,311,494)	(31,395,910)	(1,559,664)	(37,470,820)
	(494,878)	(11,914,726)	556,319	16,784,149
Y Class/Shares Authorized	40,000,000		40,000,000
Sold	—	—	311	9,594
Issued in reinvestment of distributions	1,837	43,509	7,116	170,220
Redeemed	(10,240)	(258,854)	(8,847)	(213,920)
	(8,403)	(215,345)	(1,420)	(34,106)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	378,642	8,660,127	348,161	8,355,133
Issued in reinvestment of distributions	382,422	8,267,973	879,715	19,520,873
Redeemed	(528,945)	(11,844,053)	(544,471)	(12,462,444)
	232,119	5,084,047	683,405	15,413,562
C Class/Shares Authorized	20,000,000		20,000,000
Sold	14,674	245,900	7,162	142,210
Issued in reinvestment of distributions	15,078	238,842	67,869	1,162,591
Redeemed	(44,830)	(769,460)	(109,308)	(1,873,242)
	(15,078)	(284,718)	(34,277)	(568,441)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	187,366	3,882,627	172,139	3,852,699
Issued in reinvestment of distributions	124,215	2,455,731	276,034	5,680,778
Redeemed	(286,661)	(6,090,749)	(206,716)	(4,927,685)
	24,920	247,609	241,457	4,605,792
R5 Class/Shares Authorized	40,000,000		40,000,000
Sold	15,598	396,809	5,235	124,775
Issued in reinvestment of distributions	6,405	151,031	16,496	393,269
Redeemed	(31,224)	(804,077)	(11,700)	(332,152)
	(9,221)	(256,237)	10,031	185,892
Net increase (decrease)	(368,596)	$(10,208,158)	3,989,611	$94,564,663

	Year ended June 30, 2026		Year ended June 30, 2025
	Shares	Amount	Shares	Amount
Disciplined Value Fund
Investor Class/Shares Authorized	700,000,000		700,000,000
Sold	878,748	$35,292,089	1,051,771	$38,679,109
Issued in reinvestment of distributions	3,377,477	130,247,649	581,498	21,426,447
Redeemed	(5,546,090)	(221,776,011)	(5,590,108)	(204,618,964)
	(1,289,865)	(56,236,273)	(3,956,839)	(144,513,408)
I Class/Shares Authorized	210,000,000		210,000,000
Sold	259,308	10,390,493	393,206	14,543,778
Issued in reinvestment of distributions	339,673	13,142,993	76,482	2,825,690
Redeemed	(1,083,899)	(43,140,601)	(1,734,279)	(63,212,207)
	(484,918)	(19,607,115)	(1,264,591)	(45,842,739)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	216,913	8,602,487	374,532	13,708,112
Issued in reinvestment of distributions	208,507	8,013,762	43,005	1,580,448
Redeemed	(1,535,932)	(62,203,736)	(1,189,190)	(44,152,665)
	(1,110,512)	(45,587,487)	(771,653)	(28,864,105)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	2,861	113,966	3,490	129,017
Issued in reinvestment of distributions	6,449	246,209	414	15,140
Redeemed	(29,638)	(1,167,149)	(32,223)	(1,171,692)
	(20,328)	(806,974)	(28,319)	(1,027,535)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	42,766	1,713,440	51,689	1,891,956
Issued in reinvestment of distributions	21,888	842,136	2,842	104,609
Redeemed	(89,255)	(3,546,504)	(125,186)	(4,565,361)
	(24,601)	(990,928)	(70,655)	(2,568,796)
R5 Class/Shares Authorized	40,000,000		40,000,000
Sold	97,762	3,972,009	122,152	4,506,757
Issued in reinvestment of distributions	27,437	1,061,176	13,076	483,250
Redeemed	(655,979)	(25,396,418)	(358,295)	(13,217,563)
	(530,780)	(20,363,233)	(223,067)	(8,227,556)
Net increase (decrease)	(3,461,004)	$(143,592,010)	(6,315,124)	$(231,044,139)

	Year ended June 30, 2026		Year ended June 30, 2025
	Shares	Amount	Shares	Amount
Global Gold Fund
Investor Class/Shares Authorized	800,000,000		800,000,000
Sold	16,713,086	$488,928,266	16,189,439	$246,426,238
Issued in reinvestment of distributions	414,519	12,140,841	721,429	10,728,542
Redeemed	(19,122,391)	(572,075,791)	(13,915,341)	(215,346,266)
	(1,994,786)	(71,006,684)	2,995,527	41,808,514
I Class/Shares Authorized	100,000,000		100,000,000
Sold	1,517,725	44,391,802	2,313,819	35,737,604
Issued in reinvestment of distributions	38,009	1,125,870	69,898	1,063,886
Redeemed	(2,355,396)	(66,149,905)	(1,979,787)	(29,526,729)
	(799,662)	(20,632,233)	403,930	7,274,761
A Class/Shares Authorized	30,000,000		30,000,000
Sold	1,699,800	47,986,496	1,252,794	18,844,564
Issued in reinvestment of distributions	8,001	229,737	18,666	264,571
Redeemed	(1,745,081)	(48,715,057)	(1,497,954)	(22,411,920)
	(37,280)	(498,824)	(226,494)	(3,302,785)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	63,229	1,846,376	30,843	495,876
Issued in reinvestment of distributions	27	755	1,015	12,407
Redeemed	(41,637)	(1,163,233)	(45,983)	(652,455)
	21,619	683,898	(14,125)	(144,172)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	266,425	7,525,584	260,748	3,741,801
Issued in reinvestment of distributions	2,025	57,759	5,193	72,810
Redeemed	(290,890)	(8,426,773)	(312,073)	(4,377,349)
	(22,440)	(843,430)	(46,132)	(562,738)
Net increase (decrease)	(2,832,549)	$(92,297,273)	3,112,706	$45,073,580

	Year ended June 30, 2026		Year ended June 30, 2025
	Shares	Amount	Shares	Amount
Small Company Fund
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	638,161	$12,490,347	332,516	$5,332,140
Issued in reinvestment of distributions	177,710	3,189,848	28,033	451,359
Redeemed	(1,051,265)	(19,903,186)	(1,260,379)	(20,170,559)
	(235,394)	(4,222,991)	(899,830)	(14,387,060)
I Class/Shares Authorized	40,000,000		40,000,000
Sold	103,037	1,860,486	71,777	1,169,680
Issued in reinvestment of distributions	10,292	185,967	2,435	39,551
Redeemed	(127,054)	(2,283,545)	(129,256)	(2,149,781)
	(13,725)	(237,092)	(55,044)	(940,550)
A Class/Shares Authorized	30,000,000		30,000,000
Sold	40,699	724,385	43,460	666,809
Issued in reinvestment of distributions	9,265	160,469	374	5,720
Redeemed	(94,894)	(1,692,362)	(114,580)	(1,804,742)
	(44,930)	(807,508)	(70,746)	(1,132,213)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	307	4,858	344	4,800
Issued in reinvestment of distributions	200	3,109	—	—
Redeemed	(1,006)	(16,237)	(7,115)	(96,065)
	(499)	(8,270)	(6,771)	(91,265)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	46,314	802,829	48,971	731,152
Issued in reinvestment of distributions	3,306	54,807	—	—
Redeemed	(57,024)	(971,120)	(71,299)	(1,043,336)
	(7,404)	(113,484)	(22,328)	(312,184)
R5 Class/Shares Authorized	40,000,000		40,000,000
Sold	4,370	90,575	2,767	43,716
Issued in reinvestment of distributions	352	6,378	131	2,129
Redeemed	(14,379)	(260,277)	(1,776)	(27,008)
	(9,657)	(163,324)	1,122	18,837
Net increase (decrease)	(311,609)	$(5,552,669)	(1,053,597)	$(16,844,435)

	Year ended June 30, 2026		Year ended June 30, 2025
	Shares	Amount	Shares	Amount
Utilities Fund
Investor Class/Shares Authorized	300,000,000		300,000,000
Sold	1,837,170	$36,351,819	1,691,370	$30,626,461
Issued in reinvestment of distributions	1,524,460	28,324,458	355,739	6,476,038
Redeemed	(2,718,145)	(53,550,706)	(2,874,114)	(52,046,249)
Net increase (decrease)	643,485	$11,125,571	(827,005)	$(14,943,750)

6. Risk Factors

The overall risk profile of a fund will be impacted by the fund’s investment strategy, including the investment vehicles and techniques utilized to manage a portfolio. The net asset value of a fund will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of a fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2026 and June 30, 2025 were as follows:
	2026		2025
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Disciplined Core Equity Fund	$20,060,668	$172,058,179	$11,368,311	—
Disciplined Growth Fund	$953,837	$57,941,509	—	$150,642,232
Disciplined Value Fund	$34,017,850	$126,462,924	$27,740,246	—
Global Gold Fund	$13,874,241	—	$12,483,904	—
Small Company Fund	$167,205	$3,579,526	$508,157	—
Utilities Fund	$8,504,376	$21,175,125	$6,845,643	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were as follows:

	Disciplined Core Equity Fund	Disciplined Growth Fund	Disciplined Value Fund	Global Gold Fund	Small Company Fund	Utilities Fund
Capital paid in	—	$2,737,307	$6,907,362	$18,498,160	—	—
Distributable earnings (loss)	—	$(2,737,307)	$(6,907,362)	$(18,498,160)	—	—

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Disciplined Core Equity Fund	Disciplined Growth Fund	Disciplined Value Fund
Federal tax cost of investments	$1,167,998,191	$224,348,838	$1,665,216,576
Gross tax appreciation of investments	$778,230,003	$229,832,046	$437,122,029
Gross tax depreciation of investments	(37,123,114)	(3,916,009)	(49,533,776)
Net tax appreciation (depreciation) of investments	741,106,889	225,916,037	387,588,253
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	3,838	—	11,037
Net tax appreciation (depreciation)	$741,110,727	$225,916,037	$387,599,290
Undistributed ordinary income	$54,228,646	—	$76,750,799
Accumulated long-term gains	$121,541,140	$78,207,637	$200,595,374
Late-year ordinary loss deferral	—	$(803,419)	—

	Global Gold Fund	Small Company Fund	Utilities Fund
Federal tax cost of investments	$662,449,824	$135,481,682	$219,664,735
Gross tax appreciation of investments	$815,528,331	$64,387,245	$78,824,093
Gross tax depreciation of investments	(31,318,211)	(3,247,474)	(115,293)
Net tax appreciation (depreciation) of investments	784,210,120	61,139,771	78,708,800
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(1,287)	—	(526)
Net tax appreciation (depreciation)	$784,208,833	$61,139,771	$78,708,274
Undistributed ordinary income	$1,559,086	$434,408	$3,437,028
Accumulated short-term capital losses	—	$(3,206,055)	—
Accumulated long-term gains	$147,022,057	$17,133,298	$12,299,512

The difference between book-basis and tax-basis unrealized appreciation (depreciation), if any, is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. As a result of a shift in ownership of Small Company Fund, the utilization of these capital losses in any given year is limited. Any remaining accumulated gains after application of this limitation will be distributed to shareholders.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Disciplined Core Equity Fund
Investor Class
2026	$34.83	0.21	7.52	7.73	(0.19)	(3.88)	(4.07)	$38.49	23.26%	0.66%	0.56%	97%	$1,765,507
2025	$31.19	0.22	3.64	3.86	(0.22)	—	(0.22)	$34.83	12.43%	0.65%	0.67%	73%	$1,570,393
2024	$24.89	0.20	6.31	6.51	(0.21)	—	(0.21)	$31.19	26.26%	0.66%	0.74%	53%	$1,524,738
2023	$24.15	0.36	2.47	2.83	(0.37)	(1.72)	(2.09)	$24.89	12.34%	0.66%	1.60%	169%	$1,366,594
2022	$36.56	0.24	(3.83)	(3.59)	(0.22)	(8.60)	(8.82)	$24.15	(14.48)%	0.65%	0.80%	238%	$1,556,896
I Class
2026	$34.89	0.28	7.55	7.83	(0.27)	(3.88)	(4.15)	$38.57	23.52%	0.46%	0.76%	97%	$66,176
2025	$31.24	0.28	3.66	3.94	(0.29)	—	(0.29)	$34.89	12.67%	0.45%	0.87%	73%	$70,110
2024	$24.94	0.25	6.32	6.57	(0.27)	—	(0.27)	$31.24	26.46%	0.46%	0.94%	53%	$75,066
2023	$24.19	0.39	2.50	2.89	(0.42)	(1.72)	(2.14)	$24.94	12.59%	0.46%	1.80%	169%	$306,157
2022	$36.61	0.30	(3.84)	(3.54)	(0.28)	(8.60)	(8.88)	$24.19	(14.32)%	0.45%	1.00%	238%	$372,948
A Class
2026	$34.75	0.12	7.50	7.62	(0.10)	(3.88)	(3.98)	$38.39	22.93%	0.91%	0.31%	97%	$50,612
2025	$31.11	0.14	3.64	3.78	(0.14)	—	(0.14)	$34.75	12.18%	0.90%	0.42%	73%	$46,962
2024	$24.83	0.13	6.29	6.42	(0.14)	—	(0.14)	$31.11	25.93%	0.91%	0.49%	53%	$56,084
2023	$24.10	0.29	2.47	2.76	(0.31)	(1.72)	(2.03)	$24.83	12.09%	0.91%	1.35%	169%	$49,323
2022	$36.50	0.15	(3.81)	(3.66)	(0.14)	(8.60)	(8.74)	$24.10	(14.73)%	0.90%	0.55%	238%	$51,847
C Class
2026	$33.56	(0.15)	7.22	7.07	—	(3.88)	(3.88)	$36.75	22.04%	1.66%	(0.44)%	97%	$1,135
2025	$30.14	(0.11)	3.53	3.42	—	—	—	$33.56	11.35%	1.65%	(0.33)%	73%	$996
2024	$24.12	(0.07)	6.09	6.02	—(3)	—	—(3)	$30.14	24.96%	1.66%	(0.26)%	53%	$1,443
2023	$23.48	0.12	2.39	2.51	(0.15)	(1.72)	(1.87)	$24.12	11.23%	1.66%	0.60%	169%	$2,041
2022	$35.92	(0.09)	(3.71)	(3.80)	(0.04)	(8.60)	(8.64)	$23.48	(15.34)%	1.65%	(0.20)%	238%	$3,397
R Class
2026	$34.76	0.02	7.51	7.53	(0.03)	(3.88)	(3.91)	$38.38	22.63%	1.16%	0.06%	97%	$25,221
2025	$31.12	0.06	3.64	3.70	(0.06)	—	(0.06)	$34.76	11.89%	1.15%	0.17%	73%	$22,441
2024	$24.84	0.06	6.29	6.35	(0.07)	—	(0.07)	$31.12	25.61%	1.16%	0.24%	53%	$20,000
2023	$24.10	0.23	2.48	2.71	(0.25)	(1.72)	(1.97)	$24.84	11.80%	1.16%	1.10%	169%	$18,677
2022	$36.53	0.07	(3.82)	(3.75)	(0.08)	(8.60)	(8.68)	$24.10	(14.92)%	1.15%	0.30%	238%	$19,602

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Disciplined Core Equity Fund
R5 Class
2026	$34.90	0.28	7.55	7.83	(0.27)	(3.88)	(4.15)	$38.58	23.51%	0.46%	0.76%	97%	$3,035
2025	$31.25	0.28	3.66	3.94	(0.29)	—	(0.29)	$34.90	12.66%	0.45%	0.87%	73%	$3,255
2024	$24.95	0.26	6.31	6.57	(0.27)	—	(0.27)	$31.25	26.50%	0.46%	0.94%	53%	$6,103
2023	$24.20	0.40	2.49	2.89	(0.42)	(1.72)	(2.14)	$24.95	12.59%	0.46%	1.80%	169%	$4,745
2022	$36.62	0.30	(3.84)	(3.54)	(0.28)	(8.60)	(8.88)	$24.20	(14.34)%	0.45%	1.00%	238%	$4,553

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Disciplined Growth Fund
Investor Class
2026	$23.50	(0.09)	3.60	3.51	—	(3.13)	(3.13)	$23.88	15.38%	0.92%	1.01%	(0.38)%	(0.47)%	76%	$293,067
2025	$29.01	(0.08)	4.35	4.27	—	(9.78)	(9.78)	$23.50	15.08%	0.92%	1.00%	(0.33)%	(0.41)%	57%	$290,740
2024	$21.70	(0.07)	7.39	7.32	(0.01)	—	(0.01)	$29.01	33.74%	1.00%	1.01%	(0.29)%	(0.30)%	40%	$285,301
2023	$17.68	0.01	4.01	4.02	—	—	—	$21.70	22.74%	1.00%	1.01%	0.06%	0.05%	142%	$277,357
2022	$26.83	(0.06)	(3.76)	(3.82)	—	(5.33)	(5.33)	$17.68	(19.47)%	0.99%	1.00%	(0.14)%	(0.15)%	205%	$248,369
I Class
2026	$24.09	(0.04)	3.69	3.65	—	(3.13)	(3.13)	$24.61	15.60%	0.72%	0.81%	(0.18)%	(0.27)%	76%	$70,927
2025	$29.47	(0.03)	4.43	4.40	—	(9.78)	(9.78)	$24.09	15.32%	0.72%	0.80%	(0.13)%	(0.21)%	57%	$81,350
2024	$22.00	(0.03)	7.51	7.48	(0.01)	—	(0.01)	$29.47	34.03%	0.80%	0.81%	(0.09)%	(0.10)%	40%	$83,098
2023	$17.92	0.05	4.06	4.11	(0.03)	—	(0.03)	$22.00	22.96%	0.80%	0.81%	0.26%	0.25%	142%	$66,363
2022	$27.08	(0.02)	(3.81)	(3.83)	—	(5.33)	(5.33)	$17.92	(19.31)%	0.79%	0.80%	0.06%	0.05%	205%	$97,606
Y Class
2026	$24.22	(0.03)	3.71	3.68	—	(3.13)	(3.13)	$24.77	15.65%	0.67%	0.76%	(0.13)%	(0.22)%	76%	$202
2025	$29.56	(0.02)	4.46	4.44	—	(9.78)	(9.78)	$24.22	15.44%	0.67%	0.75%	(0.08)%	(0.16)%	57%	$401
2024	$22.06	(0.01)	7.53	7.52	(0.02)	—	(0.02)	$29.56	34.08%	0.75%	0.76%	(0.04)%	(0.05)%	40%	$532
2023	$17.97	0.02	4.11	4.13	(0.04)	—	(0.04)	$22.06	23.02%	0.75%	0.76%	0.31%	0.30%	142%	$516
2022	$27.13	(0.01)	(3.82)	(3.83)	—	(5.33)	(5.33)	$17.97	(19.27)%	0.74%	0.75%	0.11%	0.10%	205%	$95
A Class
2026	$22.40	(0.14)	3.42	3.28	—	(3.13)	(3.13)	$22.55	15.09%	1.17%	1.26%	(0.63)%	(0.72)%	76%	$66,542
2025	$28.11	(0.14)	4.21	4.07	—	(9.78)	(9.78)	$22.40	14.81%	1.17%	1.25%	(0.58)%	(0.66)%	57%	$60,912
2024	$21.08	(0.13)	7.16	7.03	—(3)	—	—(3)	$28.11	33.44%	1.25%	1.26%	(0.54)%	(0.55)%	40%	$57,212
2023	$17.22	(0.04)	3.90	3.86	—	—	—	$21.08	22.43%	1.25%	1.26%	(0.19)%	(0.20)%	142%	$42,947
2022	$26.31	(0.12)	(3.64)	(3.76)	—	(5.33)	(5.33)	$17.22	(19.69)%	1.24%	1.25%	(0.39)%	(0.40)%	205%	$36,573
C Class
2026	$17.23	(0.23)	2.58	2.35	—	(3.13)	(3.13)	$16.45	14.20%	1.92%	2.01%	(1.38)%	(1.47)%	76%	$1,325
2025	$23.75	(0.27)	3.53	3.26	—	(9.78)	(9.78)	$17.23	13.97%	1.92%	2.00%	(1.33)%	(1.41)%	57%	$1,647
2024	$17.94	(0.26)	6.07	5.81	—	—	—	$23.75	32.46%	2.00%	2.01%	(1.29)%	(1.30)%	40%	$3,084
2023	$14.76	(0.14)	3.32	3.18	—	—	—	$17.94	21.48%	2.00%	2.01%	(0.94)%	(0.95)%	142%	$3,737
2022	$23.41	(0.27)	(3.05)	(3.32)	—	(5.33)	(5.33)	$14.76	(20.27)%	1.99%	2.00%	(1.14)%	(1.15)%	205%	$7,820

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Disciplined Growth Fund
R Class
2026	$20.75	(0.18)	3.15	2.97	—	(3.13)	(3.13)	$20.59	14.83%	1.42%	1.51%	(0.88)%	(0.97)%	76%	$18,286
2025	$26.73	(0.19)	3.99	3.80	—	(9.78)	(9.78)	$20.75	14.52%	1.42%	1.50%	(0.83)%	(0.91)%	57%	$17,911
2024	$20.09	(0.18)	6.82	6.64	—	—	—	$26.73	33.12%	1.50%	1.51%	(0.79)%	(0.80)%	40%	$16,612
2023	$16.45	(0.08)	3.72	3.64	—	—	—	$20.09	22.14%	1.50%	1.51%	(0.44)%	(0.45)%	142%	$13,312
2022	$25.42	(0.17)	(3.47)	(3.64)	—	(5.33)	(5.33)	$16.45	(19.93)%	1.49%	1.50%	(0.64)%	(0.65)%	205%	$10,481
R5 Class
2026	$24.12	(0.04)	3.70	3.66	—	(3.13)	(3.13)	$24.65	15.62%	0.72%	0.81%	(0.18)%	(0.27)%	76%	$1,235
2025	$29.49	(0.03)	4.44	4.41	—	(9.78)	(9.78)	$24.12	15.35%	0.72%	0.80%	(0.13)%	(0.21)%	57%	$1,431
2024	$22.02	(0.03)	7.51	7.48	(0.01)	—	(0.01)	$29.49	34.00%	0.80%	0.81%	(0.09)%	(0.10)%	40%	$1,453
2023	$17.94	0.07	4.04	4.11	(0.03)	—	(0.03)	$22.02	23.01%	0.80%	0.81%	0.26%	0.25%	142%	$510
2022	$27.10	(0.01)	(3.82)	(3.83)	—	(5.33)	(5.33)	$17.94	(19.34)%	0.79%	0.80%	0.06%	0.05%	205%	$1,390

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Disciplined Value Fund
Investor Class
2026	$37.29	0.49	9.13	9.62	(0.48)	(2.96)	(3.44)	$43.47	27.05%	0.66%	1.23%	121%	$1,754,914
2025	$34.89	0.49	2.43	2.92	(0.52)	—	(0.52)	$37.29	8.41%	0.65%	1.35%	85%	$1,553,358
2024	$30.91	0.49	4.01	4.50	(0.52)	—	(0.52)	$34.89	14.70%	0.66%	1.49%	67%	$1,591,426
2023	$30.12	0.57	0.76	1.33	(0.54)	—	(0.54)	$30.91	4.45%	0.66%	1.86%	179%	$1,606,519
2022	$43.20	0.50	(3.51)	(3.01)	(0.50)	(9.57)	(10.07)	$30.12	(9.84)%	0.65%	1.31%	234%	$1,739,617
I Class
2026	$37.38	0.57	9.17	9.74	(0.56)	(2.96)	(3.52)	$43.60	27.32%	0.46%	1.43%	121%	$163,648
2025	$34.98	0.57	2.43	3.00	(0.60)	—	(0.60)	$37.38	8.60%	0.45%	1.55%	85%	$158,451
2024	$30.98	0.55	4.03	4.58	(0.58)	—	(0.58)	$34.98	14.92%	0.46%	1.69%	67%	$192,481
2023	$30.19	0.64	0.75	1.39	(0.60)	—	(0.60)	$30.98	4.68%	0.46%	2.06%	179%	$309,724
2022	$43.28	0.58	(3.53)	(2.95)	(0.57)	(9.57)	(10.14)	$30.19	(9.67)%	0.45%	1.51%	234%	$466,890
A Class
2026	$37.19	0.39	9.10	9.49	(0.38)	(2.96)	(3.34)	$43.34	26.74%	0.91%	0.98%	121%	$110,276
2025	$34.79	0.40	2.43	2.83	(0.43)	—	(0.43)	$37.19	8.15%	0.90%	1.10%	85%	$135,913
2024	$30.82	0.40	4.01	4.41	(0.44)	—	(0.44)	$34.79	14.39%	0.91%	1.24%	67%	$154,015
2023	$30.04	0.49	0.76	1.25	(0.47)	—	(0.47)	$30.82	4.20%	0.91%	1.61%	179%	$165,051
2022	$43.11	0.40	(3.50)	(3.10)	(0.40)	(9.57)	(9.97)	$30.04	(10.07)%	0.90%	1.06%	234%	$171,905
C Class
2026	$37.06	0.09	9.07	9.16	(0.10)	(2.96)	(3.06)	$43.16	25.78%	1.66%	0.23%	121%	$3,411
2025	$34.67	0.13	2.41	2.54	(0.15)	—	(0.15)	$37.06	7.33%	1.65%	0.35%	85%	$3,682
2024	$30.71	0.16	3.99	4.15	(0.19)	—	(0.19)	$34.67	13.55%	1.66%	0.49%	67%	$4,427
2023	$29.93	0.26	0.76	1.02	(0.24)	—	(0.24)	$30.71	3.43%	1.66%	0.86%	179%	$5,892
2022	$43.00	0.10	(3.48)	(3.38)	(0.12)	(9.57)	(9.69)	$29.93	(10.76)%	1.65%	0.31%	234%	$8,455
R Class
2026	$37.26	0.29	9.14	9.43	(0.29)	(2.96)	(3.25)	$43.44	26.43%	1.16%	0.73%	121%	$11,570
2025	$34.86	0.31	2.43	2.74	(0.34)	—	(0.34)	$37.26	7.86%	1.15%	0.85%	85%	$10,842
2024	$30.88	0.32	4.01	4.33	(0.35)	—	(0.35)	$34.86	14.11%	1.16%	0.99%	67%	$12,606
2023	$30.10	0.41	0.76	1.17	(0.39)	—	(0.39)	$30.88	3.93%	1.16%	1.36%	179%	$15,447
2022	$43.18	0.31	(3.51)	(3.20)	(0.31)	(9.57)	(9.88)	$30.10	(10.30)%	1.15%	0.81%	234%	$15,265

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Disciplined Value Fund
R5 Class
2026	$37.40	0.59	9.14	9.73	(0.56)	(2.96)	(3.52)	$43.61	27.30%	0.46%	1.43%	121%	$10,704
2025	$34.99	0.57	2.44	3.01	(0.60)	—	(0.60)	$37.40	8.63%	0.45%	1.55%	85%	$29,029
2024	$31.00	0.56	4.01	4.57	(0.58)	—	(0.58)	$34.99	14.91%	0.46%	1.69%	67%	$34,966
2023	$30.21	0.63	0.76	1.39	(0.60)	—	(0.60)	$31.00	4.64%	0.46%	2.06%	179%	$50,491
2022	$43.29	0.58	(3.52)	(2.94)	(0.57)	(9.57)	(10.14)	$30.21	(9.64)%	0.45%	1.51%	234%	$49,707

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Global Gold Fund
Investor Class
2026	$18.81	0.26	8.24	8.50	(0.25)	$27.06	45.09%	0.66%	0.89%	50%	$1,298,387
2025	$11.90	0.14	7.00	7.14	(0.23)	$18.81	60.50%	0.66%	0.91%	20%	$940,250
2024	$10.22	0.14	1.69	1.83	(0.15)	$11.90	18.07%	0.66%	1.34%	54%	$559,328
2023	$9.78	0.15	0.43	0.58	(0.14)	$10.22	5.94%	0.66%	1.51%	59%	$496,571
2022	$12.37	0.17	(2.54)	(2.37)	(0.22)	$9.78	(19.33)%	0.65%	1.46%	57%	$461,236
I Class
2026	$19.05	0.32	8.34	8.66	(0.31)	$27.40	45.32%	0.46%	1.09%	50%	$96,526
2025	$12.05	0.17	7.09	7.26	(0.26)	$19.05	60.82%	0.46%	1.11%	20%	$82,330
2024	$10.34	0.16	1.73	1.89	(0.18)	$12.05	18.38%	0.46%	1.54%	54%	$47,223
2023	$9.89	0.17	0.44	0.61	(0.16)	$10.34	6.18%	0.46%	1.71%	59%	$45,797
2022	$12.51	0.20	(2.57)	(2.37)	(0.25)	$9.89	(19.20)%	0.45%	1.66%	57%	$40,601
A Class
2026	$18.37	0.20	8.02	8.22	(0.18)	$26.41	44.66%	0.91%	0.64%	50%	$33,665
2025	$11.63	0.09	6.84	6.93	(0.19)	$18.37	60.02%	0.91%	0.66%	20%	$24,096
2024	$9.99	0.11	1.66	1.77	(0.13)	$11.63	17.79%	0.91%	1.09%	54%	$17,885
2023	$9.55	0.12	0.44	0.56	(0.12)	$9.99	5.81%	0.91%	1.26%	59%	$15,750
2022	$12.09	0.14	(2.48)	(2.34)	(0.20)	$9.55	(19.57)%	0.90%	1.21%	57%	$17,423
C Class
2026	$17.36	(0.02)	7.59	7.57	—(3)	$24.93	43.63%	1.66%	(0.11)%	50%	$5,347
2025	$10.99	(0.01)	6.45	6.44	(0.07)	$17.36	58.81%	1.66%	(0.09)%	20%	$3,349
2024	$9.45	0.03	1.57	1.60	(0.06)	$10.99	16.99%	1.66%	0.34%	54%	$2,274
2023	$9.05	0.05	0.39	0.44	(0.04)	$9.45	4.84%	1.66%	0.51%	59%	$2,284
2022	$11.46	0.05	(2.34)	(2.29)	(0.12)	$9.05	(20.13)%	1.65%	0.46%	57%	$2,875
R Class
2026	$18.14	0.11	7.94	8.05	(0.11)	$26.08	44.31%	1.16%	0.39%	50%	$13,143
2025	$11.48	0.06	6.75	6.81	(0.15)	$18.14	59.68%	1.16%	0.41%	20%	$9,548
2024	$9.86	0.09	1.63	1.72	(0.10)	$11.48	17.52%	1.16%	0.84%	54%	$6,573
2023	$9.44	0.10	0.41	0.51	(0.09)	$9.86	5.39%	1.16%	1.01%	59%	$6,508
2022	$11.94	0.11	(2.44)	(2.33)	(0.17)	$9.44	(19.69)%	1.15%	0.96%	57%	$7,904

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Small Company Fund
Investor Class
2026	$16.08	0.02	6.72	6.74	(0.02)	(0.41)	(0.43)	$22.39	42.57%	0.86%	0.10%	94%	$175,225
2025	$15.40	0.05	0.68	0.73	(0.05)	—	(0.05)	$16.08	4.77%	0.85%	0.33%	82%	$129,670
2024	$13.93	0.06	1.47	1.53	(0.06)	—	(0.06)	$15.40	10.99%	0.86%	0.42%	67%	$137,973
2023	$12.41	0.07	1.51	1.58	(0.06)	—	(0.06)	$13.93	12.72%	0.86%	0.50%	119%	$137,735
2022	$19.38	0.06	(3.92)	(3.86)	(0.05)	(3.06)	(3.11)	$12.41	(23.44)%	0.85%	0.35%	205%	$134,507
I Class
2026	$16.19	0.06	6.77	6.83	(0.04)	(0.41)	(0.45)	$22.57	42.87%	0.66%	0.30%	94%	$9,110
2025	$15.50	0.08	0.70	0.78	(0.09)	—	(0.09)	$16.19	5.02%	0.65%	0.53%	82%	$6,760
2024	$14.03	0.09	1.47	1.56	(0.09)	—	(0.09)	$15.50	11.12%	0.66%	0.62%	67%	$7,324
2023	$12.50	0.09	1.52	1.61	(0.08)	—	(0.08)	$14.03	12.93%	0.66%	0.70%	119%	$6,387
2022	$19.49	0.09	(3.94)	(3.85)	(0.08)	(3.06)	(3.14)	$12.50	(23.27)%	0.65%	0.55%	205%	$6,007
A Class
2026	$15.54	(0.03)	6.48	6.45	—	(0.41)	(0.41)	$21.58	42.15%	1.11%	(0.15)%	94%	$7,812
2025	$14.87	0.01	0.67	0.68	(0.01)	—	(0.01)	$15.54	4.60%	1.10%	0.08%	82%	$6,323
2024	$13.46	0.03	1.41	1.44	(0.03)	—	(0.03)	$14.87	10.68%	1.11%	0.17%	67%	$7,105
2023	$12.00	0.03	1.45	1.48	(0.02)	—	(0.02)	$13.46	12.37%	1.11%	0.25%	119%	$8,017
2022	$18.83	0.02	(3.78)	(3.76)	(0.01)	(3.06)	(3.07)	$12.00	(23.61)%	1.10%	0.10%	205%	$8,693
C Class
2026	$14.02	(0.14)	5.80	5.66	—	(0.41)	(0.41)	$19.27	41.08%	1.86%	(0.90)%	94%	$137
2025	$13.50	(0.10)	0.62	0.52	—	—	—	$14.02	3.85%	1.85%	(0.67)%	82%	$107
2024	$12.29	(0.08)	1.29	1.21	—	—	—	$13.50	9.85%	1.86%	(0.58)%	67%	$194
2023	$11.02	(0.06)	1.33	1.27	—	—	—	$12.29	11.52%	1.86%	(0.50)%	119%	$373
2022	$17.66	(0.11)	(3.47)	(3.58)	—	(3.06)	(3.06)	$11.02	(24.14)%	1.85%	(0.65)%	205%	$426
R Class
2026	$14.91	(0.07)	6.20	6.13	—	(0.41)	(0.41)	$20.63	41.79%	1.36%	(0.40)%	94%	$2,759
2025	$14.29	(0.03)	0.65	0.62	—	—	—	$14.91	4.34%	1.35%	(0.17)%	82%	$2,104
2024	$12.95	(0.01)	1.35	1.34	—(3)	—	—(3)	$14.29	10.36%	1.36%	(0.08)%	67%	$2,336
2023	$11.56	—(3)	1.40	1.40	(0.01)	—	(0.01)	$12.95	12.14%	1.36%	0.00%	119%	$2,416
2022	$18.29	(0.02)	(3.65)	(3.67)	—	(3.06)	(3.06)	$11.56	(23.81)%	1.35%	(0.15)%	205%	$2,306

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Small Company Fund
R5 Class
2026	$16.21	0.06	6.77	6.83	(0.04)	(0.41)	(0.45)	$22.59	42.81%	0.66%	0.30%	94%	$343
2025	$15.52	0.09	0.69	0.78	(0.09)	—	(0.09)	$16.21	5.01%	0.65%	0.53%	82%	$403
2024	$14.04	0.09	1.48	1.57	(0.09)	—	(0.09)	$15.52	11.19%	0.66%	0.62%	67%	$368
2023	$12.51	0.09	1.52	1.61	(0.08)	—	(0.08)	$14.04	12.92%	0.66%	0.70%	119%	$425
2022	$19.51	0.09	(3.95)	(3.86)	(0.08)	(3.06)	(3.14)	$12.51	(23.26)%	0.65%	0.55%	205%	$285

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Utilities Fund
Investor Class
2026	$19.14	0.47	2.24	2.71	(0.42)	(1.65)	(2.07)	$19.78	14.99%	0.66%	2.38%	69%	$299,238
2025	$15.83	0.46	3.32	3.78	(0.47)	—	(0.47)	$19.14	24.04%	0.65%	2.53%	77%	$277,191
2024	$14.88	0.42	0.96	1.38	(0.43)	—	(0.43)	$15.83	9.52%	0.66%	2.84%	70%	$242,389
2023	$16.73	0.38	(1.08)	(0.70)	(0.34)	(0.81)	(1.15)	$14.88	(4.65)%	0.66%	2.32%	113%	$264,878
2022	$17.17	0.33	0.56	0.89	(0.31)	(1.02)	(1.33)	$16.73	4.98%	0.65%	1.86%	140%	$309,887

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Quantitative Equity Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of American Century Quantitative Equity Funds, Inc. (the “Funds”) comprising the Disciplined Core Equity Fund (formerly known as Equity Growth Fund), Disciplined Growth Fund, Disciplined Value Fund (formerly known as Disciplined Core Value Fund), Global Gold Fund, Small Company Fund, and Utilities Fund, including the schedules of investments, as of June 30, 2026, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the American Century Quantitative Equity Funds, Inc. as of June 30, 2026, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
August 19, 2026

We have served as the auditor of one or more American Century investment companies since 1997.

Approval of Management Agreement

At a meeting held on June 5, 2026, the Funds’ Board of Directors (the “Board”) unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Funds’ management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent data providers concerning the Funds.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to:

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to each Fund;
•the wide range of programs and services the Advisor and other service providers provide to each Fund and its shareholders on a routine and non-routine basis;
•each Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning shares of each Fund compared to the cost of owning shares of similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to the Advisor’s response to investment management industry challenges;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to each Fund, the profitability of each Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of each Fund;
•any collateral or “fall-out” benefits derived by the Advisor from the management of each Fund;
•fees and expenses associated with any investment by each Fund in other funds;
•payments to intermediaries by each Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor’s other investment management clients.

In keeping with its practice, the Board held two meetings and the independent Directors met in private sessions to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Funds. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Funds’ management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including, but not limited to:

•constructing and designing each Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading

•Fund administration
•custody of Fund assets
•daily valuation of each Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to each Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, a Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance. The Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides each Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, risk management, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to each Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund, and its financial results of operation. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its fee structure and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of each Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Funds’ independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under this unified fee structure, the Advisor is responsible for providing investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, many other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by such other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing each Fund’s unified fee to the total expense ratio of peer funds. The Board concluded that the management fee paid by each Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of each Fund. The Board analyzed this information and concluded that the fees charged and services provided to each Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided by intermediaries. These payments include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to each Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by each Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. Where applicable, assets of other client accounts are included with the assets of certain Funds to determine breakpoints in each such Fund’s management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of each Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Funds on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Funds.

Set forth below are certain of the Fund-specific factors that the Board considered in addition to the other factors described herein:

Disciplined Core Equity Fund - The Fund’s performance was above its benchmark for the one- and three-year periods and below its benchmark for the five- and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense group.

Disciplined Growth Fund - The Fund’s performance was above its benchmark for the three-year period and below its benchmark for the one-, five-, and ten-year periods reviewed by the Board. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense group. The Board and the Advisor agreed to permanently reduce the Fund’s annual unified management fee by 0.09% (e.g., the Investor Class unified fee will be reduced from 1.00% to 0.91%), beginning August 1, 2026.

Disciplined Value Fund - The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor.
The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense group.

Global Gold Fund - The Fund’s performance was above its benchmark for the one- and three-year periods and below its benchmark for the five- and ten-year periods reviewed by the Board. The unified fee charged to shareholders of the Fund was the lowest of the total expense ratios of the Fund’s peer expense group.

Small Company Fund - The Fund’s performance was above its benchmark for the five-year period and below its benchmark for the one-, three-, and ten-year periods reviewed by the Board. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe.

Utilities Fund - The Fund’s performance was above its benchmark for the one- and three-year periods and below its benchmark for the five- and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The unified fee charged to shareholders of the Fund was the lowest of the Fund’s peer expense universe.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, concluded that the terms of the management agreement are fair and reasonable and that the management fees charged to each Fund are reasonable in light of the services provided and that the management agreement between the Funds and the Advisor should be renewed for an additional one-year period.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code (IRC).

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2026.

The funds hereby designate the following, or up to the maximum amount allowable, for the fiscal year ended June 30, 2026.

	Corporate Dividends Received Deduction	Qualified Short-Term Capital Gain Distributions (IRC Section 871)	Long-Term Capital Gain Distributions (20% Rate)
Disciplined Core Equity Fund	$20,060,668	$10,597,326	$172,058,179
Disciplined Growth Fund	$953,837	$953,837	$60,715,424
Disciplined Value Fund	$34,017,850	$12,559,951	$131,350,841
Global Gold Fund	$1,881,642	—	$16,555,162
Small Company Fund	$167,205	$26,842	$3,579,526
Utilities Fund	$8,504,376	$2,339,777	$21,175,125

For the fiscal year ended June 30, 2026, the funds intend to pass through to shareholders the following foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
Global Gold Fund	$2,054,768	$0.0384	$24,852,235	$0.4645

The funds utilized the following earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction (tax equalization).
Dividends Paid Deduction (Tax Equalization)
Disciplined Growth Fund	$2,773,915
Disciplined Value Fund	$6,907,362
Global Gold Fund	$18,498,160

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2026 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92991 2608

(b) The information required by Item 13 of Form N-1A is included as part of the financial statements filed under Item 7(a) of this Form.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

None.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

None.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

The remuneration paid to directors, officers and others is included as part of the financial statements and other information filed under Item 7 of this Form.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

A statement regarding the basis for the board of directors’ approval of the investment advisory contract is included as part of the financial statements and other information filed under Item 7 of this Form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Not applicable.

(a)(3) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Quantitative Equity Funds, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	August 26, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	August 26, 2026

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	August 26, 2026